Exhibit 10.2

                          SECURITIES PURCHASE AGREEMENT



     THIS SECURITIES PURCHASE AGREEMENT is entered into as of May 17, 2001 among BioMarin Pharmaceutical Inc., a Delaware corporation (the "Company"), and Biotech Value Plus Ltd. (the "Investor").


1. _______ Definitions. Unless the context otherwise requires, the terms defined in this Section 1 shall have the meanings herein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms herein defined. All accounting terms defined in this Section 1 and those accounting terms used in this Agreement not defined in this Section 1 shall, except as otherwise provided for herein, be construed in accordance with those generally accepted accounting principles consistently applied by the Company. If and so long as the Company has any Subsidiary, the accounting terms defined in this Section 1 and those accounting terms appearing in this Agreement but not defined in this Section 1 shall be determined on a consolidated basis for the Company and each of its Subsidiaries, and the financial statements and other financial information to be furnished by the Company pursuant to this Agreement shall be consolidated.

     "2000 Annual Report" shall mean the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

     "Action"  shall  mean  any  action,  suit,   arbitration  or  other  legal,
administrative or other proceeding by or before any court, arbitrator or Governmental Entity.

     "Agreement" shall mean this Securities Purchase Agreement.


     "Board" shall mean the Board of Directors of the Company.

     "Closing" and "Closing Date" shall have the meanings assigned to such terms in Section 3(b) hereof.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Common Stock" shall mean the Company's common stock, par value $0.001 per share.

     "Commission"   shall  mean  the  United  States   Securities  and  Exchange
Commission.

     "Equity Security" shall mean the Common Stock, any security convertible into the Common Stock, or any security carrying any warrant or right to subscribe to or purchase the Common Stock, or any such warrant or right.

     "Form 10-Q" shall mean the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2001.

     "Governmental Entity" shall mean any federal, state, local or foreign governmental bureau, commission, board, agency or instrumentality.

     "Holder" of any security shall mean the record or beneficial owner of such security. A Holder of a Warrant shall be treated as the Holder of the Warrant Stock underlying the Warrant.

     "Holders of 80% of the outstanding Shares" shall mean, on a given date, the Person or Persons who are the Holders of greater than 80% of all outstanding Shares which are also Restricted Stock.

     "Investor" shall have the meaning assigned to it in the introductory paragraph of this Agreement.

     "Material Adverse Effect" shall mean a material and adverse effect on the business, assets, property, or financial condition of the Company and its Subsidiaries, taken as a whole.

     "Person" shall mean any natural person, corporation, trust, association, company, partnership, joint venture and other entity and any government, governmental agency, instrumentality or political subdivision.

     "Required Payment" shall mean the number of shares of Common Stock purchased by the Investor, multiplied by $9.45, as set forth on Annex A hereto.

     "Restricted Stock" means (i) the Common Stock issued and sold to the Investor pursuant to this Agreement and issued or issuable upon exercise of the Warrants and (ii) any Common Stock issued or issuable (either directly or upon the conversion or exercise of any warrant, right, or other security) with respect to the Common Stock referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, reclassification, recapitalization, merger or consolidation or reorganization; provided, however, that such shares of Common Stock shall only be treated as Restricted Stock if and so long as they have not been (x) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (y) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect to such Common Stock are removed upon the consummation of such sale.

     "Rule 144" shall mean Rule 144 of the Commission under the Securities Act.

     "Securities" shall have the meaning assigned to it in Section 2 hereof.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Shares" shall have the meaning assigned to it in Section 2 hereof.

     "Stock Plans" shall mean the Company's 1997 Stock Plan, 1998 Director Option Plan, and the 1998 Employee Stock Purchase Plan, collectively.

     "Subsidiary" shall mean any Person, greater than 50% of the outstanding voting stock of which is at the time owned or controlled directly or indirectly by the Company or by one or more of such subsidiary entities or both, where "voting stock" means any shares of stock having general voting power in electing the board of directors.

     "Warrants" shall have the meaning assigned to such term in Section 2 hereof.

     "Warrant Stock" shall have the meaning assigned to such term in Section 2 hereof.

2. _______ Authorization of Securities. The Company has authorized the issuance and sale of up to (i) 105,821 shares of its Common Stock (the "Shares"), and
(ii) warrants, having terms and conditions in the form of Warrant attached hereto as Annex B (the "Warrants"), to purchase up to an aggregate of 15,873 shares of Common Stock (the "Warrant Stock") (the Shares, the Warrants and the Warrant Stock are sometimes referred to herein individually and collectively as the "Securities").

3. _______Sale and Purchase of Shares and Warrants.

(a) ______ Upon the terms and subject to the conditions herein contained, the Company agrees to sell to the Investor, and the Investor agrees to purchase from the Company, at the Closing on the Closing Date, (i) the number of shares of Common Stock, and (ii) the Warrants to purchase the number of shares of Warrant Stock, in each case as set forth opposite its name on Annex A hereto, and the Investor shall pay to the Company the Required Payment.

(b) ______ The closing of the sale to and purchase by the Investor of the Shares and Warrants (the "Closing") shall occur at the offices of Paul, Hastings, Janofsky & Walker LLP, 345 California Street, 29th Floor, San Francisco, California, at the hour of 10 o'clock A.M., California time, on May 17, 2001 or at such different time or day as the Investor and the Company shall agree (the "Closing Date"). At the Closing, the Company will deliver to the Investor instruments or certificates evidencing the Securities being purchased by it, each of which shall be registered in Investor's name as stated on Annex A hereto, against delivery to the Company of payment by wire transfer, or such other form acceptable to the Company, in an amount equal to the Required Payment of the Investor.

4. Register of Securities; Restrictions on Transfer of Securities; Removal of Restrictions on Transfer of Securities.

4.1      Restrictions on Transfer.

(a) ______ The Investor understands and agrees that the Securities it will be acquiring have not been registered under the Securities Act, and that accordingly they may not be transferred except as permitted under various exemptions contained in the Securities Act, or upon satisfaction of the registration and prospectus delivery requirements of the Securities Act, as contemplated by Section 7 of this Agreement. The Investor acknowledges that it must bear the economic risk of its investment in the Securities for an indefinite period of time since they have not been registered under the Securities Act and therefore cannot be sold unless they are subsequently registered or an exemption from registration is available.

(b) ______ The Investor hereby represents and warrants to the Company that:

(i) ______ The Investor is acquiring the Securities it has agreed to purchase (and, if applicable, will acquire the Warrant Stock) for investment purposes only, for its own account, and not as nominee or agent for any other Person, and not with the view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act.

(ii)_____ The Investor knows of no public solicitation or advertisement of an offer in connection with the Securities.

(iii) ____ The Investor has carefully reviewed this Agreement. The Investor has had, during the course of the transaction and prior to its purchase of the Shares and Warrants, the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of the offering and to obtain additional information. The Investor has received all information that it has requested regarding the Company and believes that such information is sufficient to make an informed decision with respect to the purchase of the Shares and Warrants. Without limiting the generality of the foregoing, the Investor has received a copy of (A) the 2000 Annual Report, (B) the Form 10-Q, and (C) the Risk Factors attached as Annex C hereto.

(iv) _____ The Investor is able to bear the economic risk of its investment in the Securities and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of, and protecting its interests with respect to, its investment in the Securities. The Investor is aware of the risk involved in its investment in the Securities and has determined that such investment is suitable for it in light of its financial circumstances and available investment opportunities.

(v) ______ This Agreement constitutes the legal, valid and binding obligation of the Investor and is enforceable against the Investor in accordance with its terms, except as such enforcement is limited by bankruptcy, insolvency and other similar laws effecting the enforcement of creditors' rights generally, and by general equitable principles.

(vi)______ The Investor is an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

(vii) ____ The Investor's jurisdiction of formation or incorporation (if applicable) and principal place of business or its residency as set forth on the signature page hereof or the annexes hereto by the Investor are accurate.

(viii) ___ The purchase by the Investor of the Securities hereunder does not violate or conflict with any law or regulation applicable to the Investor.

(ix) _____ No Person engaged by the Investor has, or will have, any right or claim against the Company for any commission, fee or other compensation as a finder or broker, or in any similar capacity.

(c)______  The Investor hereby further agrees with the Company as follows:

(i) ______ Subject to Section 4.2 hereof, the instruments or certificates evidencing the Securities it has agreed to purchase, and each instrument or certificate issued in transfer thereof, will bear the following legend:

                  "The securities evidenced by this certificate have not been registered under the Securities Act of 1933 and have been taken for investment purposes only and not with a view to the distribution thereof, and, except as stated in an agreement between the holder of this certificate, or its predecessor in interest, and the issuer corporation, such securities may not be sold or transferred unless there is an effective registration statement under such Act covering such securities or the issuer corporation receives an opinion, in form and content reasonably satisfactory to the issuer corporation, of counsel reasonably acceptable to the issuer corporation (which may be counsel for the issuer corporation) stating that such sale or transfer is exempt from the registration and prospectus delivery requirements of such Act."

(ii) _____ The instruments or certificates representing such Securities, and each instrument or certificate issued in transfer thereof, will also bear any legend required under any applicable state securities law.

(iii) ____ Prior to any proposed sale, assignment, transfer or pledge of any Securities by the Investor, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the Investor shall give written notice to the Company of the Investor's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail and shall be accompanied, at the holder's expense, by either
(A) an unqualified written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company addressed to the Company, to the effect that the proposed transfer of the Securities may be effected without registration under the Securities Act, or (B) a "no action" letter from the Commission to the effect that the transfer of such Securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Securities shall be entitled to transfer such Securities in accordance with the terms of the notice delivered by the holder to the Company. The Company will not require such a legal opinion or "no action" letter in any transaction in compliance with Rule 144, unless otherwise required by the Company's independent transfer agent.

(iv) _____ The Investor consents to the Company's making a notation on its records or giving instructions to any transfer agent of the Common Stock or Warrants in order to implement the restrictions on transfer of the Securities mentioned in this subsection (c).

(d) ______ The Investor, or each Person executing this Agreement on behalf of the Investor, further represents and warrants to the Company that the Investor or other Person, as the case may be, has been duly authorized to, and has, and as of the Closing, will have, full power and authority (including corporate, if applicable) to, execute and deliver this Agreement on behalf of the Investor, and to make the representations and warranties to the Company in this Section 4 on behalf of the Investor, and to perform the obligations of the Investor, if any, under this Agreement.

4.2 ______ Removal of Transfer Restrictions. Any legend endorsed on a certificate evidencing a Security pursuant to Section 4.1(c)(i) hereof and the stop transfer instructions and record notations with respect to such Security shall be removed and the Company shall issue a certificate without such legend to the Holder of such Security (a) if such Security is sold pursuant to an effective registration statement under the Securities Act, as contemplated by
Section 7 of this Agreement, (b) if such Holder provides the Company with an opinion, in form and content reasonably satisfactory to the Company, of counsel (which may be counsel for the Company) reasonably acceptable to the Company to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act or (c) if such Security is sold pursuant to Rule 144.

4.3 ______ Activities. The Investor covenants and agrees that it has not taken within the thirty (30) days preceding the date of this Agreement and will not take within the thirty (30) day period following this Agreement, directly or indirectly, any action designed to or which is constituted or which might reasonably be expect to cause or result in stabilization or manipulation of the price of the Common Stock of the Company to facilitate the sale or resale of the Shares or Warrant Shares, including, without limitation, any short selling of shares of Common Stock of the Company.

5. _______ Representations and Warranties by and Covenants of the Company. In order to induce the Investor to enter into this Agreement and to purchase the Shares and Warrants, the Company hereby represents and warrants to the Investor that, except as set forth on Annex D hereto:

5.1 ______ Organization, Standing, etc. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to carry on its business as presently conducted and as proposed to be conducted, to own and hold its properties and assets, to enter into this Agreement, to issue the Securities and to carry out the provisions hereof and the terms of the Securities.

5.2 ______ Certificate and Bylaws. The copies of the Certificate of Incorporation and Bylaws of the Company which have been delivered to (or made available for inspection by) the Investor prior to the execution of this Agreement are true and complete and have not been amended or repealed.

5.3 ______ Subsidiaries. Each of Glyko, Inc. and BioMarin Genetics Inc. is a Subsidiary of the Company and is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to carry on its business as presently conducted and as proposed to be conducted. BioMarin/Genzyme LLC is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite limited liability company power and authority to carry on its business as presently conducted and as proposed to be conducted. Except for Glyko, Inc., BioMarin Genetics Inc. and BioMarin/Genzyme LLC, the Company has no Subsidiaries or affiliated companies and does not otherwise own or control, directly or indirectly, any equity interest in any corporation, association or business entity.

5.4 ______ Qualification. The Company is duly qualified as a foreign corporation and in good standing in the State of California. The Company is not qualified to do business as a foreign corporation in any other jurisdiction and the failure to be so qualified would not have a Material Adverse Effect.

5.5      Capital Stock.

(a) ______ As of the Closing Date, the authorized capital stock of the Company will consist of (i) 1,000,000 shares of preferred stock, par value $0.001 per share, none of which are issued and outstanding; and (ii) 75,000,000 shares of Common Stock of which 41,920,438 are issued and outstanding prior to giving effect to the transaction contemplated by this Agreement and prior to giving effect to the issuance of any shares of Common Stock pursuant to the exercise on the Closing Date of outstanding options, and the Company will have no authority to issue any other capital stock. All such outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable.

(b) ______ As of the Closing Date, the Company has reserved a total of 7,595,098 shares of Common Stock for issuance upon the exercise of stock options or purchase rights granted under the Stock Plans or under other stock option agreements or warrants. The Company has reserved a total of 15,873 shares of Common Stock for issuance upon exercise of the Warrants.

(c) ______ Except as contemplated by this Agreement or as expressly provided in the preceding paragraph , the Company has no outstanding subscription, option, warrant, right of first refusal, preemptive right, call, contract, demand, commitment, convertible security or other instrument, agreement or arrangement of any character or nature whatever under which the Company is or may be obligated to issue Common Stock, preferred stock or other Equity Security of any kind.

5.6 ______ Corporate Acts and Proceedings. The Company has, and as of the Closing will have, full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and the transactions contemplated hereby. All corporate acts and proceedings required for the authorization, execution and delivery of this Agreement and the offer, issuance and delivery of the Securities and the performance of this Agreement have been lawfully and validly taken or will have been so taken prior to the Closing.

5.7 ______ Compliance with Other Instruments. The execution, delivery and performance by the Company of this Agreement (a) will not require from the Board or stockholders of the Company any consent or approval that has not been validly and lawfully obtained, (b) will not require the Company to obtain or effect any authorization, consent, approval, license, exemption of or filing or registration with any Person, except such as shall have been lawfully and validly obtained prior to the Closing or which may be obtained, effected or made after Closing without causing a Material Adverse Effect, (c) will not cause the Company to violate or contravene, (i) any provision of law, (ii) any rule or regulation of any Governmental Entity, (iii) any order, writ, judgment, injunction, decree, determination or award binding upon the Company, or (iv) any provision of the Certificate of Incorporation or Bylaws of the Company, (d) will not cause the Company to violate or be in conflict with, result in a breach by the Company of or constitute (with or without notice or lapse of time or both) a default by the Company under, any material agreement, lease or instrument, commitment or arrangement to which the Company is a party, except where such violation, conflict, breach or default would not have a Material Adverse Effect, and (e) will not result in the creation or imposition of any lien on the assets of the Company. The Company is not in violation of, or (with or without notice or lapse of time or both) in default under, any term or provision of its Certificate of Incorporation or Bylaws or of any indenture, loan or credit agreement, note agreement, deed of trust, mortgage, security agreement or other agreement, lease or other instrument, commitment or arrangement to which the Company is a party or by which any of the Company's properties, assets or rights are bound or affected, except where such violation or default would not have a Material Adverse Effect.

5.8      Binding Obligations.

(a) ______ This Agreement constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except as such enforcement is limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally, and by general equitable principles.

(b) ______ The Warrants are duly authorized and, when executed, delivered and paid for in accordance with the terms of this Agreement, will be free and clear of all liens and restrictions, other than liens that may have been created or suffered by the Investor and restrictions imposed by the Securities Act, state securities laws or this Agreement.

(c) ______ The Shares are duly authorized and, when issued and paid for in accordance with the terms of this Agreement, will be duly authorized, validly issued and outstanding, fully paid and nonassessable and free and clear of all liens and restrictions, other than liens that might have been created or suffered by the Investor and restrictions imposed by the Securities Act, state securities laws or this Agreement.

(d) ______ The Warrant Stock has been duly authorized and, when issued in accordance with the terms of the Warrants, will be duly authorized, validly issued and outstanding, fully paid and nonassessable and free and clear of all liens and restrictions, other than liens that might have been created or suffered by the Investor and restrictions imposed by the Securities Act, state securities laws or this Agreement.

5.9 ______ Securities Laws. Subject to the accuracy of the representations and warranties contained in Section 4.1, the offer, issue and sale of the Shares, Warrants, and (assuming the continued accuracy as of the date the Warrants are exercised of the representations and warranties continued in Section 4.1 and assuming no transfers of the Warrants and no change in applicable law between the date hereof and the date of exercise of the Warrants) the Warrant Stock are and will be exempt from the registration and prospectus delivery requirements of the Securities Act, and are and will be exempt from qualification under the California Securities Law, and are and will be issued in compliance with all applicable federal and state securities laws.

5.10 _____ Financial Statements. Included in the Form 10-Q are the Company's unaudited balance sheet (the "Balance Sheet") as of March 31, 2001 (the "Balance Sheet Date"), and the unaudited statement of operations for the three-month period then ended. Included in the 2000 Annual Report are the Company's audited balance sheets as of December 31, 1999 and 2000 and the audited statements of operations, cash flow and changes of stockholders' equity for the period then ended, together with the related report of Arthur Andersen LLP, independent certified public accountants. The foregoing financial statements (i) are complete and correct in all material respects and are in accordance with the books and records of the Company, (ii) present fairly the financial condition of the Company at the Balance Sheet Date and other dates therein specified and the results of operations and changes in financial position of the Company for the periods therein specified, and (iii) have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior accounting periods, except that the unaudited financial statements are subject to year-end audit adjustments and do not contain complete footnotes or statement of stockholders' equity.

5.11 ______ Changes. Since the Balance Sheet Date, except as disclosed in the Form 10-Q or on Annex D, there has been no event which would have a Material Adverse Effect. Since the Balance Sheet Date, except as disclosed in the Form 10-Q or on Annex D, the Company has not (a) mortgaged, pledged or subjected to lien any of its material assets, tangible or intangible, (b) sold, transferred or leased a material portion of its assets, (c) cancelled or compromised any material debt or claim, or waived or released any right, of material value, (d) suffered any physical damage, destruction or loss (whether or not covered by insurance) having a material effect, (e) declared or paid any dividends on or made any other distributions with respect to, or purchased or redeemed, any of its outstanding Equity Securities, or (f) suffered or experienced any material adverse change or loss in its business other than its continuing losses from operations.

5.12 _____ Material Agreements of the Company. The Company is not a party to or otherwise bound by any written or oral agreement, instrument or arrangement that is material to the Company except for those agreements included as Exhibits to the 2000 Annual Report or the Form 10-Q or as set forth on Annex D hereto. The Company has furnished or made available to the Investor true and complete copies of all such agreements and all other agreements, instruments and other documents requested by the Investor or its authorized representative.

5.13 _____ Litigation. There is no Action pending and, to the best knowledge of the Company, there is no material Action threatened against the Company or its properties or assets. The Company is not in default with respect to any order, writ, judgment, injunction, decree, determination or award of any court or of any Governmental Entity.

5.14 _____ Brokers or Finders. Except as set forth on Annex D hereto, the Company has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Company, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement. The Company agrees to indemnify and hold harmless the Investor from any damages they incur as a result of any claims for such fees, commissions or charges.

5.15 _____ Disclosure. The representations and warranties of the Company contained herein, when read together with the annexes hereto, the Form 10-Q and the 2000 Annual Report do not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

5.16     Intellectual Property.

(a) ______ To the best of the Company's knowledge (after due inquiry of all officers of the Company), except as set forth on Annex D, the Company has sufficient title to and ownership of or rights to all patents, patent rights, patent applications, inventions, trademarks, service marks, trade names, copyrights and information, proprietary rights and processes necessary for the conduct of its business, and the use by the Company of the foregoing does not conflict with or constitute an infringement of the rights of others. The Company has sufficient licenses, permits and other governmental authorizations required for the conduct of its business as currently conducted and is not in default with respect thereto, except as the failure to have any such license, permit or authorization or any default with respect thereto would not have a Material Adverse Effect.

(b) ______ The Company has not received any communications alleging that it has violated, and, except as set forth on Annex D, has no knowledge that the Company has violated, or by conducting its business, the Company will not, to the best of its knowledge, violate, any of the patents, patent applications, inventions, trademarks, service marks, trade names, copyrights or trade secrets, confidential information, proprietary rights or processes of any other person.

5.17 _____ Retirement Obligations. Except as set forth on Annex D hereto, the Company does not have any Employee Benefit Plan as defined in the Employee Retirement Income Security Act of 1974, as amended, other than as disclosed in the 2000 Annual Report.

5.18 _____ No Governmental Consent or Approval Required. Based in part on the representations made by the Investor in Section 4 of this Agreement, no authorization, consent, approval or other order of, declaration to, or registration, qualification, designation or filing with, any federal, state or local governmental agency or body is required by or from the Company for the valid and lawful authorization, execution and delivery by the Company of this Agreement or any other agreement entered into by the Company in connection with this Agreement, and consummation of the transactions contemplated hereby or thereby, or for the valid and lawful authorization, issuance, sale and delivery of the Shares and the Warrants or for the valid and lawful authorization, reservation, issuance, sale and delivery of the Warrant Stock, other than the qualification (or taking of such action as may be necessary to secure an exemption from qualification, if available) of the offer and sale of the Shares and Warrants under the California Securities Law and applicable federal securities laws, which filings and qualifications, if required, will be accomplished in a timely manner so as to comply with such qualification or exemption from qualification requirements.

5.19 _____ Nasdaq Listing Compliance. Common shares of the Company's Common Stock are registered pursuant to Section 12(g) of the Exchange Act and are listed on the Nasdaq National Market and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from the Nasdaq National Market, nor has the Company received any notification that the Commission or Nasdaq, Inc. is contemplating terminating such registration or listing.

5.20 _____ Reporting Status. Except as set forth on Annex D hereto, the Company has filed in a timely manner all documents that the Company was required to file under the Exchange Act during the 12 months preceding the date of this Agreement and such documents complied in all material respects with the Commission's requirements as of their respective filing dates, and the information contained therein as of the date thereof did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading.

5.21 ___ Compliance with Nasdaq Requirements. The Company shall use its best efforts to comply with all requirements of Nasdaq, Inc. with respect to the issuance of the Securities.

6.       Conditions of Parties' Obligations.

6.1 ______ Conditions of Investor's Obligations at the Closing. The obligation of the Investor to purchase and pay for the Shares and Warrants which it has agreed to purchase on the Closing Date is subject to the fulfillment prior to or on the Closing Date of the following conditions, any of which may be waived in whole or in part by the Investor.

(a) ______ No Errors, Etc. The representations and warranties of the Company under this Agreement shall be deemed to have been made again on the Closing Date and shall then be true and correct in all material respects.

(b) ______ Compliance with Agreement. The Company shall have performed and complied with, in all material respects, all agreements and conditions required by this Agreement to be performed or complied with by it on or before the Closing Date.

(c) ______ Certificate of the Company. The Company shall have delivered to the Investor a certificate of the Company dated the Closing Date, executed by its Chief Operating Officer, certifying the satisfaction of the conditions specified in subsections (a), (b) and (e), of this Section 6.1.

(d) ______ Opinion of Counsel. Paul, Hastings, Janofsky & Walker LLP, counsel to the Company, shall have furnished an opinion to the Investor in the form attached hereto as Annex E.

(e) ______ Qualification. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state of the United States that are required from the Company in connection with the lawful issuance and sale of the Shares and Warrants to the Investor pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing.

(f)______ Minimum Investment. The Investor shall be committed to purchase not less than 105,821 shares of Common Stock at the Closing.

(g) ______ Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Investor and its counsel, and the Investor shall have received all such counterpart originals and certified or other copies of such documents as it may reasonably request.

6.2 ______ Conditions of Company's Obligations. The Company's obligation to issue and sell the Shares and Warrants to the Investor on the Closing Date is subject to the fulfillment prior to or at such date of (i) the conditions precedent specified in paragraphs (e) and (f) of Section 6.1 hereof, (ii) the condition described in Section 3(c) hereof, if applicable, and (iii) the representations and warranties of the Investor under this Agreement shall be deemed to have been made again on the Closing Date and shall then be true and correct.

7.       Registration of Restricted Stock.

7.1      Required Registration.

(a) ______ On or before May 22, 2001, the Company shall prepare and file a registration statement on Form S-3 under the Securities Act, covering the Restricted Stock and shall use its best efforts to cause such registration statement to become effective as expeditiously as possible and to remain effective until the earliest to occur of (i) the date the Restricted Stock covered thereby has been sold, (ii) the date by which all Restricted Stock covered thereby may be sold under Rule 144 without restriction as to volume, or
(iii) the date which is the twenty-fourth month anniversary of the Closing Date, except for the Warrant Shares, the date which is the forty-second month anniversary of the Closing Date.

(b) ______ Following the effectiveness of a registration statement filed pursuant to this section, the Company may, at any time, suspend the effectiveness of such registration for up to thirty (30) days, as appropriate (a "Suspension Period"), by giving notice to the Holders of Restricted Stock, if the Company shall have determined that the Company may be required to disclose any material corporate development which disclosure may have a Material Adverse Effect on the Company. Notwithstanding the foregoing, no more than two Suspension Periods may occur during any twelve-month period. The Company shall use its best efforts to limit the duration and number of any Suspension Periods. The Holders of Restricted Stock agree that, upon receipt of any notice from the Company of a Suspension Period, the Holders of Restricted Stock shall forthwith discontinue disposition of Restricted Stock covered by such registration statement or prospectus until the Holders of Restricted Stock (i) are advised in writing by the Company that the use of the applicable prospectus may be resumed,
(ii) have received copies of a supplemental or amended prospectus, if applicable, and (iii) have received copies of any additional or supplemental filings which are incorporated or deemed to be incorporated by reference into such prospectus.

(c) ______ If the registration statement required to be filed pursuant to
Section 7.1(a) has not been filed by the Company with the Commission by the fifth (5th) day following the Closing Date or has not been declared effective by the Commission within sixty (60) calendar days after the Closing Date (either event, a "Registration Default"), then following such Registration Default and until such Registration Default is cured by the Company filing such registration statement with the Commission and such registration statement being declared effective by the Commission (a "Registration Cure"), the Company shall pay to the Investor an amount (the "Default Payment") equal to the product of (x) one thirtieth of one percent of the Required Payment paid by the Investor on the Closing Date, multiplied by (y) the number of days which elapse between the date of the Registration Default and the date of the Registration Cure (the "Registration Default Period"). The Default Payment may be paid in either cash or additional Shares, such form of payment to be determined at the election of the Company each 30 days during the Registration Default Period up to the 150th day following the date of this Agreement and thereafter to be determined at the election of the Investor each 30 days during the Registration Default Period, with the number of additional Shares calculated based upon the closing price of the Company's Common Stock on the Nasdaq National Market on the trading day immediately prior to the end of the period with respect to which such Default Payment relates. The Company and the Investor agree that the damages resulting from a Registration Default would be difficult or impossible to determine and that the Default Payment represents a reasonable approximation of the anticipated damages. Accordingly, the Investor agrees that the receipt of the Default Payment shall be Investor's sole and exclusive remedy under this Agreement or otherwise for a Registration Default, and in no event shall the Company be liable for any lost profits, consequential, special, punitive or similar damages, no matter how identified, resulting from a Registration Default.

7.2 ______ Registration Procedures. When the Company effects the registration of the Restricted Stock under the Securities Act pursuant to Section 7.1(a) hereof, the Company will, at its expense, as expeditiously as possible:

(a) ______ In accordance with the Securities Act and the rules and regulations of the Commission, prepare and file in accordance with Section 7.1(a), with the Commission a registration statement with respect to the Restricted Stock and use its best efforts to cause such registration statement to become and remain effective for the period described herein, and prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period and such registration statement and prospectus accurate and complete for such period;

(b) ______ Furnish to the Holders of Restricted Stock participating in such registration such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such Holders may reasonably request in order to facilitate the public offering of the Restricted Stock;

(c) ______ Use its best efforts to register or qualify the Restricted Stock covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating Holders may reasonably request within twenty (20) days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified;

(d) ______ Notify the Holders participating in such registration, promptly after it shall receive notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

(e)______ Notify such Holders promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

(f) ______ Prepare and file with the Commission, promptly upon the request of any such Holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such Holders, is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Restricted Stock by such Holders;

(g) ______ Prepare and promptly file with the Commission, and promptly notify such Holders of the filing of, such amendments or supplements to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event has occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and

(h) ______ Advise such Holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

7.3 ______ Expenses. With respect to any registration effected pursuant to
Section 7.1 hereof, all fees, costs and expenses of and incidental to such registration and the public offering in connection therewith shall be borne by the Company; provided, however, that the Holders of Restricted Stock shall bear their own legal fees, if any, and their pro rata share of any underwriting discounts or commissions, if any.

7.4      Indemnification.

(a) ______ The Company will indemnify and hold harmless each Holder of shares of Restricted Stock which are included in a registration statement pursuant to the provisions of Section 7 hereof and any underwriter (as defined in the Securities
Act) for such Holder, and any person who controls such Holder or such underwriter within the meaning of the Securities Act, and any officer, director, employee, agent, partner, member or affiliate of such Holder (for purposes of this Section 7.4(a), the "Indemnified Parties"), from and against, and will reimburse such Holder and each such Indemnified Party with respect to, any and all claims, actions, demands, losses, damages, liabilities, costs and expenses to which such Holder or any such Indemnified Party may become subject under the Securities Act or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any breach of any representation, warranty, agreement or covenant of the Company contained herein; provided, however, that the Company will not be liable in any such case to the extent that any such claim, action, demand, loss, damage, liability, cost or expense is caused by an untrue statement or alleged untrue statement or omission or alleged omission so made in strict conformity with information furnished by such Holder or such Indemnified Party in writing specifically for use in the preparation thereof.

(b) ______ Each Holder of shares of the Restricted Stock which are included in a registration pursuant to the provisions of Section 7 hereof will indemnify and hold harmless the Company, and any Person who controls the Company within the meaning of the Securities Act, from and against, and will reimburse the Company and such controlling Persons with respect to, any and all losses, damages, liabilities, costs or expenses to which the Company or such controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or are caused by the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made solely in reliance upon and in strict conformity with written information furnished by such Holder specifically for use in the preparation thereof; provided, however, that the liability of any Holder of Restricted Stock pursuant to this subsection (b) shall be limited to an amount not to exceed the net proceeds received by such Holder pursuant to the registration statement which gives rise to such obligation to indemnify.

(c) ______ Promptly after receipt by a party indemnified pursuant to the provisions of paragraph (a) or (b) of this Section 7.4 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of paragraph (a) or (b), notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to an indemnified party otherwise than under this
Section 7.4 and shall not relieve the indemnifying party from liability under this Section 7.4 unless such indemnifying party is prejudiced by such omission. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of such paragraph
(a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall be liable to an indemnified party for any settlement of any action or claim without the consent of the indemnifying party. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(d) ______ If the indemnification provided for in subsection (a) or (b) of this
Section 7.4 is held by a court of competent jurisdiction to be unavailable to a party to be indemnified with respect to any claims, actions, demands, losses, damages, liabilities, costs or expenses referred to therein, then each indemnifying party under any such subsection, in lieu of indemnifying such indemnified party thereunder, hereby agrees to contribute to the amount paid or payable by such indemnified party as a result of such claims, actions, demands, losses, damages, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such claims, actions, demands, losses, damages, liabilities, costs or expenses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount any Holder of Restricted Stock shall be obligated to contribute pursuant to this subsection (d) shall be limited to an amount not to exceed the net proceeds received by such Holder pursuant to the registration statement which gives rise to such obligation to contribute. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution hereunder from any person who was not guilty of such fraudulent misrepresentation.

7.5 ______ Reporting Requirements Under the Exchange Act. The Company shall timely file such information, documents and reports as the Commission may require or prescribe under Section 13 of the Exchange Act. The Company acknowledges and agrees that the purposes of the requirements contained in this
Section 7.5 are to enable the Holders of Restricted Stock to comply with the current public information requirement contained in paragraph (c) of Rule 144 should any such Holder ever wish to dispose of any of the Restricted Stock without registration under the Securities Act in reliance upon Rule 144 (or any other similar exemptive provision).

7.6 ______ Stockholder Information. The Company may require each Holder of Restricted Stock to furnish the Company such information with respect to such Holder and the distribution of its Restricted Stock as the Company may from time to time reasonably request in writing as shall be required by law or by the Commission in connection therewith.

8.       Miscellaneous.

8.1      Waivers and Amendments.

(a) ______ With the written consent of the Holders of 80% of the outstanding Shares, the obligations of the Company and the rights of the Holders of the Securities under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its Board, may enter into a supplementary agreement for the purpose of changing in any manner or eliminating any of the provisions of this Agreement or of any supplemental agreement or modifying in any manner the rights hereunder of the Holders of the Securities and the Company; provided, however, that no such waiver or supplemental agreement shall reduce the aforesaid proportion of Shares, the Holders of which are required to consent to any waiver or supplemental agreement, without the consent of the Holders of all of the Shares.

(b) ______ Upon the effectuation of each such waiver, consent or agreement of amendment or modification, the Company shall promptly give written notice thereof to the Holders of the Shares who have not previously consented thereto in writing.

8.2 ______ Effect of Waiver or Amendment. The Investor acknowledges that by operation of Section 8.1 hereof the Holders of 80% of the outstanding Shares will, subject to the limitations contained in such Section 8.1, have the right and power to diminish or eliminate certain rights of the Investor under this Agreement, other than the provisions of Section 7 of this Agreement.

8.3 ______ Rights of Holders Inter Se. Each Holder of Securities shall have the absolute right to exercise or refrain from exercising any right or rights which such Holder may have by reason of this Agreement or any Security, including, without limitation, the right to consent to the waiver of any obligation of the Company under this Agreement and to enter into an agreement with the Company for the purpose of modifying this Agreement or any agreement effecting any such modification, and such Holder shall not incur any liability to any other Holder or Holders of Securities with respect to exercising or refraining from exercising any such right or rights.

8.4 ______ Brokers or Finders. The Investor represents and warrants to the Company that, as a result of the Investor's actions, no Person has, or as a result of the transaction as contemplated herein will have, any right or valid claim against the Company for any commission, fee or other compensation as a finder or broker, or in a similar capacity. The Investor agrees to indemnify and hold harmless the Company from any damages it incurs as a result of any claim for any such fees, commissions or compensation.

8.5 ______ Notices. All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be given personally, by air courier (with signed acknowledgment of receipt) or by facsimile transmission (with confirmation of transmission):

(a) ______ If to any Holder of any of the Securities, addressed to such Holder at its address (or to its telecopier number) shown on his or its signature page hereto, or at such other address (or telecopier number) as such Holder may specify by written notice to the Company, or

(b) ______ If to the Company, addressed to it at 371 Bel Marin Keys Boulevard, Suite 210, Novato, California 94949 (or, if by telecopier, to (415) 382-7427) or at such other address (or telecopier number) as the Company may specify by written notice to the Investor, and each such notice, request, consent and other communication shall for all purposes of the Agreement be treated as being effective or having been given upon receipt.

8.6 ______ Severability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

8.7 ______ Parties in Interest. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors of the parties hereto. This Agreement shall not run to the benefit of or be enforceable by any Person other than a party to this Agreement and his or its successors and permitted assigns.

8.8 ______ Headings. The headings of the Sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

8.9 ______ Choice of Law. Except where the issue for determination is one of corporate law, in which case the Delaware General Corporation Law shall govern, it is the intention of the parties that the internal substantive laws, and not the laws of conflicts, of the State of California should govern the enforceability and validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

8.10 _____ Expenses. Each party to this Agreement shall bear its own costs and expenses incurred with the negotiation and execution of this Agreement and the performance of the transactions contemplated hereby.

8.11 _____ Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

8.12 _____ Publicity. The Investor shall not originate any press release or other public announcement, written or oral, relating to this Agreement, or to performance hereunder or the existence of any arrangement among the parties hereto without the prior approval of the Company, except to the extent that such press release or announcement is reasonably concluded by a party to be required by applicable law. The Investor acknowledges that the Company will be required to file a copy of this Agreement, and the other agreements and instruments contemplated hereby, with the Commission and to describe these transactions in its public filings.



                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                            BIOMARIN PHARMACEUTICAL INC.

                        By: /s/ Raymond W. Anderson
                            ------------------------------------------------
                            Raymond W. Anderson, Chief Financial Officer, Chief Operating Officer, Secretary and
                            Vice President Finance and Administration

[COUNTERPART INVESTOR SIGNATURE PAGE TO PURCHASE AGREEMENT]

BIOTECH VALUE PLUS LTD.





By:
     ---------------------------------------
Name:
       -----------------------------
Title:
        ------------------------------------

Address for Notices:

c/o Fortis Fund Services (Bahamas) Ltd.
Montague Sterling Centre
East Bay St., P.O. Box SS-6238
Nassau, Bahamas

Attention: Anthony LM Inder Rieden
Telecopy: (242) 394-9667
Telephone:  (242) 394-2700


                                     ANNEX A

                   SCHEDULE OF SECURITIES AND REQUIRED PAYMENT
------------------------------------------------- ---------------------- ----------------------- ---------------------
                                                   Number of Shares of
                                                   Common Stock Being
                                                        Purchased
                      Name                                               Number of Warrants      Purchase Price
------------------------------------------------- ---------------------- ----------------------- ---------------------
Biotech Value Plus Ltd.                                  105,821                 15,873              1,000,008.45
------------------------------------------------- ---------------------- ----------------------- ---------------------

                                     ANNEX B

                                 FORM OF WARRANT



                                     WARRANT
                       TO PURCHASE SHARES OF COMMON STOCK
                                       OF
                          BIOMARIN PHARMACEUTICAL INC.


THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND NEITHER THESE WARRANTS NOR ANY INTEREST THEREIN MAY BE TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF WITHOUT REGISTRATION UNDER THAT ACT OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

No. _______                                  Warrant to Purchase _______ Shares
May 16, 2001                                 of Common Stock, $0.001 Per Share




                        WARRANT TO PURCHASE COMMON STOCK
                                       of
                          BIOMARIN PHARMACEUTICAL INC.,
                             a Delaware corporation
           Void after the date set forth in the first paragraph hereof


This certifies that, for value received, ______________, or registered assigns ("Holder") is entitled, subject to the terms set forth below, to purchase from BioMarin Pharmaceutical Inc., a Delaware corporation (the "Company"), ______ shares of Common Stock, $0.001 par value, of the Company (such class of stock being referred to herein as "Common Stock"), as constituted on May 16, 2001 (the "Issue Date"), upon surrender of this Warrant, at the principal office of the Company referred to below, with the subscription form attached hereto duly executed, and simultaneous payment therefor in the consideration specified in
Section 1 hereof, at the price of $13.10 per share (the "Purchase Price"). This Warrant must be exercised, if at all, prior to the earlier to occur of (i) the third anniversary of the Issue Date or (ii) the date of consummation of the acquisition of the Company (including, without limitation, any reorganization, merger or consolidation) that results in the stockholders of the Company immediately prior to such consummation date owning less than 50% of the voting power of the surviving entity or the date of consummation of the sale of all or substantially all of the assets of the Company or the date of dissolution or liquidation of the Company (each a "Change of Control Transaction"). The shares of Common Stock issued or issuable upon exercise of this Warrant are sometimes referred to as the "Warrant Shares." The term "Warrants" as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein.

9. _______ Exercise. This Warrant may be exercised at any time or from time to time, on any business day, for all or part of the full number of Warrant Shares during the period of time described above, by surrendering it at the principal office of the Company, 371 Bel Marin Keys Blvd., Suite 210, Novato, California 94949, with the subscription form in the form attached hereto duly executed, together with payment for the Warrant Shares to be purchased, payable in cash, cashier's check and/or wire transfer of immediately available funds. No other form of consideration shall be acceptable for the exercise of this Warrant. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise together with delivery of payment therefor as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the record holder of such shares as of the close of business on such date. As soon as practicable on or after such date, and in any event within 10 days thereof, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares of Common Stock issuable upon such exercise. Upon any partial exercise, the Company will issue and deliver to Holder a new Warrant with respect to the Warrant Shares not previously purchased. No fractional shares of Common Stock shall be issued upon exercise of a Warrant. In lieu of any fractional share to which Holder would be entitled upon exercise, the Company shall pay cash equal to the product of such fraction multiplied by the then current fair market value of one share of Common Stock, as determined in good faith by the Company.

10. ______ Payment of Taxes. All shares of Common Stock issued upon the exercise of a Warrant shall be duly authorized, validly issued and outstanding, fully paid and non-assessable. Holder shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery thereof and any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock in any name other than that of the registered Holder of the Warrant surrendered in connection with the purchase of such shares, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Company's satisfaction that no tax or other charge is due.

11. ______ Transfer and Exchange. Subject to the restrictions set forth in
Section 8.1(d), this Warrant and all rights hereunder are transferable, in whole but not in part, only with the prior approval of the Company, which consent shall not be unreasonably withheld. If such a proposed transfer is so approved, this Warrant is transferable on the books of the Company maintained for such purpose at its principal office referred to above by Holder in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable and that when this Warrant shall have been so endorsed, the Holder hereof may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered Holder hereof as the owner for all purposes.

12.      Certain Adjustments.


12.1 _____ Adjustment for Reorganization, Consolidation, Merger. Other than in any case a Change of Control Transaction, in case of any reclassification of the Common Stock, or other securities issuable upon exercise of this Warrant, or in case of any reorganization of the Company (or, in each case, any other corporation, the stock or other securities of which are at the time receivable on the exercise of this Warrant) after the Issue Date, or in case, after such date, the Company (or any such other corporation) shall consolidate with or merge into another corporation, then and in each such case Holder, upon the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock receivable upon the exercise of this Warrant prior to such consummation, the stock or other securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto.

12.2 _____ Adjustments for Dividends in Common Stock. If the Company at any time or from time to time after the Issue Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend payable in additional shares of Common Stock, then and in each such event the Purchase Price then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Purchase Price then in effect by a fraction (1) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend; provided, however, that if such record date is fixed and such dividend is not fully paid on the date fixed therefore, the Purchase Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Purchase Price shall be adjusted pursuant to this Section 4.2 as of the time of actual payment of such dividends.

12.3 _____ Stock Split and Reverse Stock Split. If the Company at any time or from time to time after the Issue Date effects a subdivision of the outstanding Common Stock, the Purchase Price then in effect immediately before that subdivision shall be proportionately decreased and the number of shares of Common Stock theretofore receivable upon the exercise of this Warrant shall be proportionately increased. If the Company at any time or from time to time after the Issue Date combines the outstanding shares of Common Stock into a smaller number of shares, the Purchase Price then in effect immediately before that combination shall be proportionately increased and the number of shares of Common Stock theretofore receivable upon the exercise of this Warrant shall be proportionately decreased. Each adjustment under this Section 4.3 shall become effective at the close of business on the date the subdivision or combination becomes effective.

12.4 _____ Accountants' Certificate as to Adjustment. In each case of an adjustment in the Purchase Price or shares of Common Stock receivable on the exercise of the Warrants, the Company at its expense shall cause independent public accountants of recognized standing selected by the Company (who may be the independent public accountants then auditing the books of the Company) to compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing the facts upon which such adjustment is based. Any such certificate as prepared by the independent public accountants shall, upon delivery to the Holder, be conclusive evidence of the accuracy of such adjustment.

13. ______ Loss or Mutilation. Upon receipt by the Company of evidence satisfactory to it (in the exercise of reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of any Warrant and (in the case of loss, theft or destruction) of indemnity satisfactory to it (in the exercise of reasonable discretion), and (in the case of mutilation) upon surrender and cancellation thereof, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.

14. ______ Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of the Warrant, such number of its shares of Common Stock as shall from time to time be sufficient to effect exercise of the Warrant; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect such exercise, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

15. ______ Notices of Record Date. In the event of (i) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (ii) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any merger or consolidation of the Company with or into any other corporation (other than a merger of a wholly owned subsidiary into the Company), or any transfer of all or substantially all of the assets of the Company to any other person or any voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall provide to the Holder, at least ten (10) days prior to the record date specified therein, a notice specifying (1) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (2) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (3) the date, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up.

16.      Investment Representation and Restriction on Transfer.

16.1     Securities Law Requirements.

(a) ______ By its acceptance of this Warrant, Holder hereby represents and warrants to the Company that this Warrant and the Warrant Shares will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that it has no present intention of selling, granting participations in or otherwise distributing the same. By acceptance of this Warrant, Holder further represents and warrants that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to any person, with respect to this Warrant or the Warrant Shares.

(b) ______ By its acceptance of this Warrant, Holder understands that this Warrant is not, and the Warrant Shares will not be, registered under the Securities Act of 1933, as amended (the "Act"), on the basis that the issuance of this Warrant and the Warrant Shares are exempt from registration under the Act pursuant to Section 4(2) thereof, and that the Company's reliance on such exemption is predicated on Holder's representations and warranties set forth herein.

(c) ______ By its acceptance of this Warrant, Holder understands that the Warrant and the Warrant Shares may not be sold, transferred, or otherwise disposed of without registration under the Act, or an exemption therefrom, and that in the absence of an effective registration statement covering the Warrant and the Warrant Shares or an available exemption from registration under the Act, the Warrant and the Warrant Shares must be held indefinitely. In particular, Holder is aware that the Warrant and the Warrant Shares may not be sold pursuant to Rule 144 promulgated under the Act unless all of the conditions of Rule 144 are satisfied. Among the conditions for use of Rule 144 are the availability of current information about the Company to the public, prescribed holding periods which will commence only upon Holder's payment for the securities being sold, manner of sale restrictions, volume limitations and certain other restrictions. By its acceptance of this Warrant, Holder represents and warrants that, in the absence of an effective registration statement covering the Warrant or the Warrant Shares, it will sell, transfer or otherwise dispose of the Warrant and the Warrant Shares only in a manner consistent with its representations and warranties set forth herein and then only in accordance with the provisions of Section 8.1(d).

(d) ______ By its acceptance of this Warrant, Holder agrees that in no event will it transfer or dispose of any of the Warrants or the Warrant Shares other than pursuant to an effective registration statement under the Act, unless and until (i) Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the disposition, and (ii) if requested by the Company, at the expense of the Holder or transferee, it shall have furnished to the Company an opinion of counsel, reasonably satisfactory to the Company, to the effect that
(A) such transfer may be made without registration under the Act and (B) such transfer or disposition will not cause the termination or the non-applicability of any exemption to the registration and prospectus delivery requirements of the Act or to the qualification or registration requirements of the securities laws of any other jurisdiction on which the Company relied in issuing the Warrant or the Warrant Shares.

16.2      Legends; Stop Transfer.

(a)______ All certificates evidencing the Warrant Shares shall bear a legend in substantially the following form:

                  The securities represented by this certificate have not been registered under the Securities Act of 1933. These securities have been acquired for investment and not with a view to distribution and may not be offered for sale, sold, pledged or otherwise transferred in the absence of an effective registration statement for such securities under the Securities Act of 1933 or an opinion of counsel reasonably satisfactory in form and content to the issuer that such registration is not required under such Act.

(b) ______ The certificates evidencing the Warrant Shares shall also bear any legend required by any applicable state securities law.

(c) ______ In addition, the Company shall make, or cause its transfer agent to make, a notation regarding the transfer restrictions of the Warrant and the Warrant Shares in its stock books, and the Warrant and the Warrant Shares shall be transferred on the books of the Company only if transferred or sold pursuant to an effective registration statement under the Act covering the same or pursuant to and in compliance with the provisions of Section 3 and Section 8.1(d).

17. ______ Notices. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first-class registered or certified mail, postage prepaid, to the address furnished to the Company by Holder and shall be deemed received five (5) business days after mailing.

18._______ Change; Waiver. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

19._______ Headings. The headings in this Warrant are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.

                     [Reminder of Page Intentionally Blank]

20. Governing Law. This Warrant is delivered in California and shall be construed and enforced in accordance with and governed by the internal laws, and not the law of conflicts, of such State; provided however, that to the extent that an issue of determination is one of corporation law, then the Delaware General Corporation Law shall govern.

                      BIOMARIN PHARMACEUTICAL INC.,
                      a Delaware corporation

                 By:  /s/ Raymond W. Anderson
                     -----------------------------------------------------------
                     Raymond W. Anderson, Chief Operating Officer

                                SUBSCRIPTION FORM
                 (To be executed only upon exercise of Warrant)

The undersigned, registered owner of this Warrant, irrevocably exercises this Warrant and purchases ____________ of the number of shares of Common Stock, $0.001 par value, of BioMarin Pharmaceutical Inc., a Delaware corporation, purchasable with this Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant.

DATED:  ______________


                         -------------------------------------------------------
                         (Signature of Registered Owner)

                         -------------------------------------------------------
                         (Street Address)

                         -------------------------------------------------------
                         (City)        (State)    (Zip)

                               FORM OF ASSIGNMENT

FOR VALUE RECEIVED the undersigned, registered owner of this Warrant, hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock, $0.001 par value, set forth below:

Name of Assignee                Address                           No. of Shares





and does hereby irrevocably constitute and appoint _________________________ _________________________________________________ Attorney to make such transfer on the books of BioMarin Pharmaceutical Inc., a Delaware corporation, maintained for the purpose, with full power of substitution in the premises.

DATED:  ___________________

                                    --------------------------------------------
                                    (Signature)

                                    --------------------------------------------
                                    (Witness)

                                     ANNEX C

                                  RISK FACTORS



                  An investment in our common stock involves a high degree of risk. We operate in a dynamic and rapidly changing industry that involves numerous risks and uncertainties. Before purchasing these securities, you should carefully consider the following risk factors, as well as other information contained in this prospectus or incorporated by reference into this prospectus, in evaluating an investment in the securities offered by this prospectus. The risks and uncertainties described below are not the only ones we face. Other risks and uncertainties, including those that we do not currently consider material, may impair our business. If any of the risks discussed below actually occur, our business, financial condition, operating results or cash flows could be materially adversely affected. This could cause the trading price of our common stock to decline, and you may lose all or part of your investment.

If we continue to incur operating losses for a period longer than anticipated, we may be unable to continue our operations at planned levels and be forced to reduce or discontinue operations.

                  We are in an early stage of development and have operated at a net loss since we were formed. Since we began operations in March 1997, we have been engaged primarily in research and development. We have no sales revenues from any of our drug products. As of March 31, 2001, we had an accumulated deficit of approximately $90.2 million. We expect to continue to operate at a net loss at least through 2002. Our future profitability depends on our receiving regulatory approval of our drug candidates and our ability to successfully manufacture and market any approved drugs, either by ourselves or jointly with others. The extent of our future losses and the timing of profitability are highly uncertain. If we fail to become profitable or are unable to sustain profitability on a continuing basis, then we may be unable to continue our operations.

                  Because of the relative small size and scale of our wholly-owned subsidiary, Glyko, Inc., profits from its products and services will be insufficient to offset the expenses associated with our pharmaceutical business. As a result, we expect that operating losses will continue and increase for the foreseeable future.

If we fail to obtain the capital necessary to fund our operations, we will be unable to complete our product development programs.

                  In the future, we may need to raise substantial additional capital to fund operations. We cannot be certain that any financing will be available when needed. If we fail to raise additional financing as we need it, we will have to delay or terminate some or all of our product development programs.

                  We expect to continue to spend substantial amounts of capital for our operations for the foreseeable future. Activities which will require additional expenditures include:

o        Research and development programs

o        Preclinical studies and clinical trials

o        Process development, including quality systems for product manufacture

o Regulatory processes in the United States and international jurisdictions

o        Commercial scale manufacturing capabilities

o        Expansion of sales and marketing activities

                  The amount of capital we will need depends on many factors, including:

o        The progress, timing and scope of our research and development programs

o The progress, timing and scope of our preclinical studies and clinical trials

o        The time and cost necessary to obtain regulatory approvals

o The time and cost necessary to develop commercial processes, including quality systems

o The time and cost necessary to build our manufacturing facilities and obtain the necessary regulatory approvals for those facilities

o The time and cost necessary to respond to technological and market developments

o Any changes made or new developments in our existing collaborative, licensing and other commercial relationships

o Any new collaborative, licensing and other commercial relationships that we may establish

                  Moreover, our fixed expenses such as rent, license payments and other contractual commitments are substantial and will increase in the future. These fixed expenses will increase because we may enter into:

o        Additional leases for new facilities and capital equipment

o        Additional licenses and collaborative agreements

o Additional contracts for consulting, maintenance and administrative services

o        Additional contracts for product manufacturing

                  We believe that the cash, cash equivalents and short-term investment securities balances at March 31, 2001, together with the proceeds from our private placement as contemplated by the Agreement, will be sufficient to meet our operating and capital requirements at least through mid-year 2002. This estimate is based on assumptions and estimates, which may prove to be wrong. As a result, we may need or choose to obtain additional financing during that time.

If we fail to obtain regulatory approval to commercially manufacture or sell any of our future drug products, or if approval is delayed, we will be unable to generate revenue from the sale of our products.

                  We must obtain regulatory approval before marketing or selling our drug products in the U.S. and in foreign jurisdictions. In the United States, we must obtain FDA approval for each drug that we intend to commercialize. The FDA approval process is typically lengthy and expensive, and approval is never certain. Products distributed abroad are also subject to foreign government regulation. None of our drug products has received regulatory approval to be commercially marketed and sold. If we fail to obtain regulatory approval, we will be unable to market and sell our drug products. Because of the risks and uncertainties in biopharmaceutical development, our drug candidates could take a significantly longer time to gain regulatory approval than we expect or may never gain approval. If regulatory approval is delayed, our management's credibility, the value of our Company and our operating results will be adversely affected.

To obtain regulatory approval to market our products, preclinical studies and costly and lengthy clinical trials may be required and the results of the studies and trials are highly uncertain.

                  As part of the regulatory approval process, we must conduct, at our own expense, preclinical studies in the laboratory on animals, and clinical trials on humans for each drug candidate. We expect the number of preclinical studies and clinical trials that the regulatory authorities will require will vary depending on the drug product, the disease or condition the drug is being developed to address and regulations applicable to the particular drug. We may need to perform multiple preclinical studies using various doses and formulations before we can begin clinical trials, which could result in delays in our ability to market any of our drug products. Furthermore, even if we obtain favorable results in preclinical studies on animals, the results in humans may be significantly different.

                  After we have conducted preclinical studies in animals, we must demonstrate that our drug products are safe and efficacious for use on the target human patients in order to receive regulatory approval for commercial sale. Adverse or inconclusive clinical results would stop us from filing for regulatory approval of our products. Additional factors that can cause delay or termination of our clinical trials include:

o        Slow patient enrollment

o        Longer treatment time required to demonstrate efficacy

o        Lack of sufficient supplies of the drug candidate

o        Adverse medical events or side effects in treated patients

o        Lack of effectiveness of the drug candidate being tested

o        Regulatory requests for additional clinical trials

                  Typically, if a drug product is intended to treat a chronic disease, safety and efficacy data must be gathered over an extended period of time, which can range from six months to three years or more. In addition, clinical trials on humans are typically conducted in three phases. The FDA generally requires two pivotal clinical trials that demonstrate substantial evidence of safety and efficacy and appropriate dosing in a broad patient population at multiple sites to support an application for regulatory approval. If a drug is intended for the treatment of a serious or life-threatening condition and the drug demonstrates the potential to address unmet medical needs for this condition, fewer clinical trials may be sufficient to prove safety and efficacy under the FDA's Modernization Act of 1997.

                  In May 1999, we completed a twelve-month patient evaluation for the initial clinical trial of our lead drug product, AldurazymeTm, for the treatment of MPS-I. The results were presented at the American Society for Human Genetics in October 1999. We continue to collect data from the ongoing treatment of these original patients. The initial clinical trial treated ten patients with MPS-I at six medical centers in the United States. Two of the original ten patients enrolled in the first clinical trial of Aldurazyme died in 2000. Based on medical data collected from clinical investigative sites, neither case directly implicated treatment with Aldurazyme as the cause of death. The data suggest that one patient died due to a combination of systemic viral illness, residual MPS-I coronary disease, and external factors. This patient had received 103 weeks of Aldurazyme administration. For the other patient, the data suggest that the patient died due to complications following posterior spinal fusion for scoliosis. This patient had received 127 weeks of Aldurazyme administration.

The fast track designation for our product candidates may not actually lead to a faster review process.

Although Aldurazyme and rhASB have obtained fast track designations, we cannot guarantee a faster review process or faster approval compared to the normal FDA procedures.

We will not be able to sell our products if we fail to comply with manufacturing regulations.

                  Before we can begin commercial manufacture of our products, we must obtain regulatory approval of our manufacturing facility and process. In addition, manufacture of our drug products must comply with the FDA's current Good Manufacturing Practices regulations, commonly known as cGMP. The cGMP regulations govern quality control and documentation policies and procedures. Our manufacturing facilities are continuously subject to inspection by the FDA, the State of California and foreign regulatory authorities, before and after product approval. Our Galli Drive and our Bel Marin Keys Boulevard manufacturing facilities have been inspected and licensed by the State of California for clinical pharmaceutical manufacture. We cannot guarantee that these facilities will pass federal or international regulatory inspection. We cannot guarantee that we, or any potential third-party manufacturer of our drug products, will be able to comply with cGMP regulations.

                  We must pass Federal, state and European regulatory inspections, and we must manufacture three process qualification batches (five process qualification batches for Europe) to final specifications under cGMP controls for each of our drug products before the marketing applications can be approved. Although we have completed process qualification batches for Aldurazyme, these batches may be rejected by the regulatory authorities and we may be unable to manufacture the process qualification batches for our other products or pass the inspections in a timely manner, if at all.

If we fail to obtain orphan drug exclusivity for our products, our competitors may sell products to treat the same conditions and our revenues may be reduced.

                  As part of our business strategy, we intend to develop drugs that may be eligible for FDA and European Community orphan drug designation. Under the Orphan Drug Act, the FDA may designate a product as an orphan drug if it is a drug intended to treat a rare disease or condition, defined as a patient population of less than 200,000 in the United States. The company that obtains the first FDA approval for a designated orphan drug for a given rare disease receives marketing exclusivity for use of that drug for the stated condition for a period of seven years. However, different drugs can be approved for the same condition. Similar regulations are available in the European Community with a ten-year period of market exclusivity.

                  Because the extent and scope of patent protection for our drug products is limited, orphan drug designation is particularly important for our products that are eligible for orphan drug designation. We plan to rely on the exclusivity period under the orphan drug designation to maintain a competitive position. If we do not obtain orphan drug exclusivity for our drug products, which do not have patent protection, our competitors may then sell the same drug to treat the same condition.

                  We received orphan drug designation from the FDA for Aldurazyme for the treatment of MPS-I in September 1997. In February 1999, we received orphan drug designation from the FDA for rhASB for the treatment of MPS-VI. In February 2001 we received orphan drug designation from the European Community for both products. Even though we have obtained orphan drug designation for these drugs and even if we obtain orphan drug designation for other products we develop, we cannot guarantee that we will be the first to obtain marketing approval for any orphan indication or that exclusivity would effectively protect the product from competition. Orphan drug designation neither shortens the development time or regulatory review time of a drug so designated nor gives the drug any advantage in the regulatory review or approval process.

Because the target patient populations for our products are small we must achieve significant market share and obtain high per patient prices for our products to achieve profitability.

                  Our initial drug candidates target diseases with small patient populations. As a result, our per patient prices must be high enough to recover our development costs and achieve profitability. For example, two of our initial drug products in genetic diseases, Aldurazyme and rhASB, target patients with MPS-I and MPS-VI, respectively. We estimate that there are approximately 3,400 patients with MPS-I and 1,100 patients with MPS-VI in the developed world. We believe that we will need to market worldwide to achieve significant market share. In addition, we are developing other drug candidates to treat conditions, such as other genetic diseases and serious burn wounds, with small patient populations. We cannot be certain that we will be able to obtain sufficient market share for our drug products at a price high enough to justify our product development efforts.

If we fail to obtain an adequate level of reimbursement for our drug products by third-party payers, there would be no commercially viable markets for our products.

                  The course of treatment for patients with MPS-I using Aldurazyme and for patients with MPS-VI using rhASB is expected to be expensive. We expect patients to need treatment throughout their lifetimes. We expect that most families of patients will not be capable of paying for this treatment themselves. There will be no commercially viable market for Aldurazyme or rhASB without reimbursement from third-party payers.

                  Third-party payers, such as government or private health care insurers, carefully review and increasingly challenge the price charged for drugs. Reimbursement rates from private companies vary depending on the third-party payer, the insurance plan and other factors. Reimbursement systems in international markets vary significantly by country and by region, and reimbursement approvals must be obtained on a country-by-country basis. We cannot be certain that third-party payers will pay for the costs of our drugs and the courses of treatment. Even if we are able to obtain reimbursement from third-party payers, we cannot be certain that reimbursement rates will be enough to allow us to profit from sales of our drugs or to justify our product development expenses.

                  We currently have no expertise obtaining reimbursement. We expect to rely on the expertise of our joint venture partner Genzyme to obtain reimbursement for the costs of Aldurazyme. We cannot predict what the reimbursement rates will be. In addition, we will need to develop our own reimbursement expertise for future drug candidates unless we enter into collaborations with other companies with the necessary expertise.

                  We expect that in the future, reimbursement will be increasingly restricted both in the United States and internationally. The escalating cost of health care has led to increased pressure on the health care industry to reduce costs. Governmental and private third-party payers have proposed health care reforms and cost reductions. A number of federal and state proposals to control the cost of health care, including the cost of drug treatments have been made in the United States. In some foreign markets, the government controls the pricing which would affect the profitability of drugs. Current government regulations and possible future legislation regarding health care may affect our future revenues from sales of our drugs and may adversely affect our business and prospects.

If we are unable to protect our proprietary technology, we may not be able to compete as effectively.

                  Where appropriate, we seek patent protection for certain aspects of our technology. Meaningful patent protection may not be available for some of the enzymes we are developing, including Aldurazyme and rhASB. If we must spend significant time and money protecting our patents, designing around patents held by others or licensing, for large fees, patents or other proprietary rights held by others, our business and financial prospects may be harmed.

                  The patent positions of biotechnology products are complex and uncertain. The scope and extent of patent protection for some of our products are particularly uncertain because key information on some of the enzymes we are developing has existed in the public domain for many years. Other parties have published the structure of the enzymes, the methods for purifying or producing the enzymes or the methods of treatment. The composition and genetic sequences of animal and/or human versions of many of our enzymes, including those for Aldurazyme and rhASB, have been published and are believed to be in the public domain. The composition and genetic sequences of other MPS enzymes which we intend to develop as products have also been published. Publication of this information may prevent us from obtaining composition-of-matter patents, which are generally believed to offer the strongest patent protection. For enzymes with no prospect of composition-of-matter patents, we will depend on orphan drug status to provide us a competitive advantage.

                  In addition, our owned and licensed patents and patent applications do not ensure the protection of our intellectual property for a number of other reasons:

o We do not know whether our patent applications will result in actual patents. For example, we may not have developed a method for treating a disease before others developed similar methods.

o Competitors may interfere with our patent process in a variety of ways. Competitors may claim that they invented the claimed invention prior to us. Competitors may also claim that we are infringing on their patents and therefore cannot practice our technology as claimed under our patent. Competitors may also contest our patents by showing the patent examiner that the invention was not original, was not novel or was obvious. As a company, we have no meaningful experience with competitors interfering with our patents or patent applications.

o Enforcing patents is expensive and may absorb significant time of our management. In litigation, a competitor could claim that our issued patents are not valid for a number of reasons. If the court agrees, we would lose that patent.

o Even if we receive a patent, it may not provide much practical protection. If we receive a patent with a narrow scope, then it will be easier for competitors to design products that do not infringe on our patent.

                  In addition, competitors also seek patent protection for their technology. There are many patents in our field of technology, and we cannot guarantee that we do not infringe on those patents or that we will not infringe on patents granted in the future. If a patent holder believes our product infringes on their patent, the patent holder may sue us even if we have received patent protection for our technology. If someone else claims we infringe on their technology, we would face a number of issues, including:

o        Defending a lawsuit takes significant time and can be very expensive.

o If the court decides that our product infringes on the competitor's patent, we may have to pay substantial damages for past infringement.

o The court may prohibit us from selling or licensing the product unless the patent holder licenses the patent to us. The patent holder is not required to grant us a license. If a license is available, we may have to pay substantial royalties or grant cross-licenses to our patents.

o Redesigning our product so it does not infringe may not be possible or could require substantial funds and time.

                  It is also unclear whether our trade secrets will provide useful protection. While we use reasonable efforts to protect our trade secrets, our employees or consultants may unintentionally or willfully disclose our information to competitors. Enforcing a claim that someone else illegally obtained and is using our trade secrets, like patent litigation, is expensive and time consuming, and the outcome is unpredictable. In addition, courts outside the United States are sometimes less willing to protect trade secrets. Our competitors may independently develop equivalent knowledge, methods and know-how.

                  We may also support and collaborate in research conducted by government organizations or by universities. We cannot guarantee that we will be able to acquire any exclusive rights to technology or products derived from these collaborations. If we do not obtain required licenses or rights, we could encounter delays in product development while we attempt to design around other patents or even be prohibited from developing, manufacturing or selling products requiring these licenses. There is also a risk that disputes may arise as to the rights to technology or products developed in collaboration with other parties.

The United States Patent and Trademark Office recently issued a patent that related to (alpha)-L-iduronidase. If Aldurazyme infringes on this patent and we are not able to successfully challenge it, we may be prevented from producing Aldurazyme unless and until we obtain a license.

                  The United States Patent and Trademark Office recently issued a patent that includes claims related to (alpha)-L-iduronidase. Our lead drug product, Aldurazyme, may infringe on this patent. We believe that this patent is invalid on a number of grounds. A patent making the same claims was filed in Europe and has been rejected and cannot be refiled. Our challenges to the U.S. patent may be unsuccessful, but the rejection of the European application supports our strategy to challenge the validity of the U.S. patent. Even if we are successful, challenging the patent may be expensive, require our management to devote significant time to this effort and may delay commercialization of our product in the United States.

                  The patent holder has granted an exclusive license for products relating to this patent to one of our competitors. If we are unable to successfully challenge the patent, we may be unable to produce Aldurazyme in the United States unless we can obtain a sub-license from the current licensee. The current licensee is not required to grant us a license and even if a license is available, we may have to pay substantial license fees, which could adversely affect our business and operating results.

If our joint venture with Genzyme were terminated, we could be barred from commercializing Aldurazyme or our ability to commercialize Aldurazyme would be delayed or diminished.

                  We are relying on Genzyme to apply the expertise it has developed through the launch and sale of Ceredase(R) and Cerezyme(R) enzymes for Gaucher disease, a rare genetic disease, to the marketing of our initial drug product, Aldurazyme. Because it is our initial product, our operations are substantially dependent upon the development of Aldurazyme. We have no experience selling, marketing or obtaining reimbursement for pharmaceutical products. In addition, without Genzyme we would be required to pursue foreign regulatory approvals. We have no experience in seeking foreign regulatory approvals.

                  We cannot guarantee that Genzyme will devote the resources necessary to successfully market Aldurazyme. In addition, either party may terminate the joint venture for specified reasons, including if the other party is in material breach of the agreement or has experienced a change of control or has declared bankruptcy and also is in breach of the agreement. Either party may also terminate the agreement upon one-year prior written notice for any reason. Furthermore, we may terminate the joint venture if Genzyme fails to fulfill its contractual obligation to pay us $12.1 million in cash upon the approval of the BLA for Aldurazyme.

                  Upon termination of the joint venture one party must buy out the other party's interest in the joint venture. The party who buys out the other will then also obtain, exclusively, all rights to Aldurazyme and any related intellectual property and regulatory approvals.

                  If the joint venture is terminated by Genzyme for a breach on our part, Genzyme would be granted, exclusively, all of the rights to Aldurazyme and any related intellectual property and regulatory approvals and would be obligated to buy out our interest in the joint venture. We would then effectively be unable to develop and commercialize Aldurazyme. If we terminated the joint venture for a breach by Genzyme, we would be obligated to buy out Genzyme's interest in the joint venture and, we would then be granted all of these rights to Aldurazyme exclusively. While we could then continue to develop Aldurazyme, that development would be slowed because we would have to divert substantial capital to buy out Genzyme's interest in the joint venture. We would then either have to search for a new partner to commercialize the product and to obtain foreign regulatory approvals or have to develop these capabilities ourselves.

                  If the joint venture is terminated by us without cause, Genzyme would have the option, exercisable for one year, to immediately buy out our interest in the joint venture and obtain all rights to Aldurazyme exclusively. If the agreement is terminated by Genzyme without cause, we would have the option, exercisable for one year, to immediately buy out Genzyme's interest in the joint venture and obtain these exclusive rights. In event of termination of the buy out option without exercise by the non-terminating party as described above, all right and title to Aldurazyme is to be sold to the highest bidder, with the proceeds to be split equally between Genzyme and us.

                  If the joint venture is terminated by us because Genzyme fails to make the $12.1 million payment to us upon FDA approval of the BLA for Aldurazyme, we would be obligated to buy Genzyme's interest in the joint venture and would obtain all rights to Aldurazyme exclusively. If the joint venture is terminated by either party because the other declared bankruptcy and is also in breach of the agreement, the terminating party would be obligated to buy out the other and would obtain all rights to Aldurazyme exclusively. If the joint venture is terminated by a party because the other party experienced a change of control, the terminating party shall notify the other party, the offeree, of its intent to buy out the offeree's interest in the joint venture for a stated amount set by the terminating party at its discretion. The offeree must then either accept this offer or agree to buy the terminating party's interest in the joint venture on those same terms. The party who buys out the other would then have exclusive rights to Aldurazyme.

                  If we were obligated, or given the option, to buy out Genzyme's interest in the joint venture, and gain exclusive rights to Aldurazyme, we may not have sufficient funds to do so and we may not be able to obtain the financing to do so. If we fail to buy out Genzyme's interest we may be held in breach of the agreement and may lose any claim to the rights to Aldurazyme and the related intellectual property and regulatory approvals. We would then effectively be prohibited from developing and commercializing the product.

                  Termination of the joint venture in which we retain the rights to Aldurazyme could cause us significant delays in product launch in the United States, difficulties in obtaining third-party reimbursement and delays or failure to obtain foreign regulatory approval, any of which could hurt our business and results of operations. Since Genzyme funds 50% of the joint venture's operating expenses, the termination of the joint venture would double our financial burden and reduce the funds available to us for other product programs.

If we are unable to manufacture our drug products in sufficient quantities and at acceptable cost, we may be unable to meet demand for our products and lose potential revenues or have reduced margins.

                  With the exception of Aldurazyme, we have no experience manufacturing drug products in volumes that will be necessary to support commercial sales. Our manufacturing processes may not meet initial expectations as to schedule, reproducibility, yields, purity, costs, quality, and other measurements of performance. Improvements in manufacturing processes typically are very difficult to achieve and are often very expensive. We cannot know with certainty how long it might take to make improvements if it became necessary to do so. If we contract for manufacturing services with an unproven process, our contractor is subject to the same uncertainties, high standards and regulatory controls.

If we are unable to establish and maintain commercial scale manufacturing within our planned time and cost parameters, sales of our products and our financial performance will be adversely affected.

                  Although we have successfully manufactured Aldurazyme at commercial scale within our cost parameters, we cannot guarantee that we will be able to manufacture rhASB, Vibriolysin or any future product candidates successfully in a scale large enough to support their respective commercial markets.

                  We may encounter problems with any of the following if we attempt to increase the scale or size of manufacturing:

o Design, construction and qualification of manufacturing facilities that meet regulatory requirements

o        Production yields

o        Purity

o        Quality control and assurance systems

o        Shortages of qualified personnel

o        Compliance with regulatory requirements

                  We have constructed and built-out a total of 41,200 square feet at our Novato facilities for manufacturing capability for Aldurazyme and rhASB. We expect to expand the Galli Drive facility in stages over time, which creates additional operational complexity and challenges. We expect that the manufacturing process of all of our new products, including rhASB, will require lengthy significant time and resources before we can begin to manufacture them (or have them manufactured by third parties) in commercial quantity. Even if we can establish the necessary capacity, we cannot be certain that manufacturing costs will be commercially reasonable, especially if third-party reimbursement is substantially lower than expected.

                  In order to achieve our product cost targets we must develop efficient manufacturing processes either by:

o Improving the product yield from our current cell lines, colonies of cells which have a common genetic make-up,

o        Improving the processes licensed from others, or

o Developing more efficient, lower cost recombinant cell lines and production processes.

                  A recombinant cell line is a cell line with foreign DNA inserted which is used to produce a protein that it would not have otherwise produced. The development of a stable, high production cell line for any given enzyme is risky, expensive and unpredictable and may not result in adequate yields. In addition, the development of protein purification processes is difficult and may not produce the high purity required with acceptable yield and costs or may not result in adequate shelf-lives of the final products. If we are not able to develop efficient manufacturing processes, the investment in manufacturing capacity sufficient to satisfy market demand will be much greater and will place heavy financial demands upon us. If we do not achieve our manufacturing cost targets, we will have lower margins and reduced profitability in commercial production and larger losses in manufacturing start-up phases.

If we are unable to increase our marketing and distribution capabilities or to enter into agreements with third parties to do so, our ability to generate revenues will be diminished.

                  If we cannot increase our marketing capabilities either by developing our sales and marketing organization or by entering into agreements with others, we may be unable to successfully sell our products. If we are unable to effectively sell our drug products, our ability to generate revenues will be diminished.

                  To increase our distribution and marketing for both our drug candidates and our Glyko, Inc. products, we will have to increase our current sales force and/or enter into third-party marketing and distribution agreements. We cannot guarantee that we will be able to hire in a timely manner, the qualified sales and marketing personnel we need, if at all. Nor can we guarantee that we will be able to enter into any marketing or distribution agreements on acceptable terms, if at all. If we cannot increase our marketing capabilities as we intend, either by increasing our sales force or entering into agreements with third parties, sales of our products may be adversely affected.

                  Under our joint venture with Genzyme, Genzyme is responsible for marketing and distributing Aldurazyme. We cannot guarantee that we will be able to establish sales and distribution capabilities or that the joint venture, any future collaborators or we will successfully sell any of our drug candidates.

If we fail to compete successfully, our revenues and operating results will be adversely affected.

                  Our competitors may develop, manufacture and market products that are more effective or less expensive than ours. They may also obtain regulatory approvals for their products faster than we can obtain them, including those products with orphan drug designation, or commercialize their products before we do. If our competitors successfully commercialize a product, which treats a given rare genetic disease before we do, we will effectively be precluded from developing a product to treat that disease because the patient populations of the rare genetic diseases are so small. If our competitor gets orphan drug exclusivity, we could be precluded from marketing our version for seven years. However, different drugs can be approved for the same condition. These companies also compete with us to attract qualified personnel and organizations for acquisitions, joint ventures or other collaborations. They also compete with us to attract academic research institutions as partners and to license these institutions' proprietary technology. If our competitors successfully enter into partnering arrangements or license agreements with academic research institutions, we will then be precluded from pursuing those specific opportunities. Since each of these opportunities is unique, we may not be able to find a substitute. Several pharmaceutical and biotechnology companies have already established themselves in the field of enzyme therapeutics, including Genzyme, our joint venture partner. These companies have already begun many drug development programs, some of which may target diseases that we are also targeting, and have already entered into partnering and licensing arrangements with academic research institutions, reducing the pool of available opportunities.

                  Universities and public and private research institutions are also competitors. While these organizations primarily have educational or basic research objectives, they may develop proprietary technology and acquire patents that we may need for the development of our drug products. We will attempt to license this proprietary technology, if available. These licenses may not be available to us on acceptable terms, if at all. We also directly compete with a number of these organizations to recruit personnel, especially scientists and technicians.

                  We believe that established technologies provided by other companies, such as laboratory and testing services firms, compete with Glyko, Inc.'s products and services. For example, Glyko's FACE(R) Imaging System competes with alternative carbohydrate analytical technologies, including capillary electrophoresis, high-pressure liquid chromatography, mass spectrometry and nuclear magnetic resonance spectrometry. These competitive technologies have established customer bases and are more widely used and accepted by scientific and technical personnel because they can be used for non-carbohydrate applications. Companies competing with Glyko may have greater financial, manufacturing and marketing resources and experience.

If we fail to manage our growth or fail to recruit and retain personnel, our product development programs may be delayed.

                  Our rapid growth has strained our managerial, operational, financial and other resources. We expect this growth to continue. We have entered into a joint venture with Genzyme. If we receive FDA approval to market Aldurazyme, the joint venture will be required to devote additional resources to support the commercialization of Aldurazyme.

                  To manage expansion effectively, we need to continue to develop and improve our research and development capabilities, manufacturing and quality capacities, sales and marketing capabilities and financial and administrative systems. We cannot guarantee that our staff, financial resources, systems, procedures or controls will be adequate to support our operations or that our management will be able to manage successfully future market opportunities or our relationships with customers and other third parties.

                  Our future growth and success depend on our ability to recruit, retain, manage and motivate our employees. The loss of key scientific, technical and managerial personnel may delay or otherwise harm our product development programs. Any harm to our research and development programs would harm our business and prospects.

                  Because of the specialized scientific and managerial nature of our business, we rely heavily on our ability to attract and retain qualified scientific, technical and managerial personnel. In particular, the loss of Fredric D. Price, our Chairman and Chief Executive Officer, or Christopher M. Starr, Ph.D., our Vice President for Research and Development, could be detrimental to us if we cannot recruit suitable replacements in a timely manner. While Mr. Price and Dr. Starr are parties to employment agreements with us, we cannot guarantee that they will remain employed with us in the future. In addition, these agreements do not restrict their ability to compete with us after their employment is terminated. The competition for qualified personnel in the biopharmaceutical field is intense. We cannot be certain that we will continue to attract and retain qualified personnel necessary for the development of our business.

If product liability lawsuits are successfully brought against us, we may incur substantial liabilities.

                  We are exposed to the potential product liability risks inherent in the testing, manufacturing and marketing of human pharmaceuticals. The BioMarin/Genzyme LLC maintains product liability insurance for our clinical trials of Aldurazyme. We have obtained insurance against product liability lawsuits for the clinical trials for rhASB. We may be subject to claims in connection with our current clinical trials for Aldurazyme and rhASB for which the joint venture's or our insurance coverages are not adequate. We cannot be certain that if Aldurazyme receives FDA approval, the product liability insurance the joint venture will need to obtain in connection with the commercial sales of Aldurazyme will be available in meaningful amounts or at a reasonable cost. In addition, we cannot be certain that we can successfully defend any product liability lawsuit brought against us. If we are the subject of a successful product liability claim which exceeds the limits of any insurance coverage we may obtain, we may incur substantial liabilities which would adversely affect our earnings and financial condition.

Our stock price may be volatile and an investment in our stock could suffer a decline in value.

                  Our valuation and stock price since the beginning of trading after our initial public offering have had no meaningful relationship to current or historical earnings, asset values, book value or many other criteria based on conventional measures of stock value. The market price of our common stock will fluctuate due to factors including:

o Progress of Aldurazyme and our other lead drug products through the regulatory process, especially Aldurazyme regulatory actions in the United States

o Results of clinical trials, announcements of technological innovations or new products by us or our competitors

o Government regulatory action affecting our drug candidates or our competitors' drug candidates in both the United States and foreign countries

o        Developments or disputes concerning patent or proprietary rights

o General market conditions for emerging growth and biopharmaceutical companies

o        Economic conditions in the United States or abroad

o        Actual or anticipated fluctuations in our operating results

o Broad market fluctuations in the United States or in Europe may cause the market price of our common stock to fluctuate

o Changes in company assessments or financial estimates by securities analysts

                  In addition, the value of our common stock may fluctuate because it is listed on both the Nasdaq National Market and the Swiss Exchange's SWX New Market. Listing on both exchanges may increase stock price volatility due to:

o        Trading in different time zones

o        Different ability to buy or sell our stock

o        Different market conditions in different capital markets

o        Different trading volume

                  In the past, following periods of large price declines in the public market price of a company's securities, securities class action litigation has often been initiated against that company. Litigation of this type could result in substantial costs and diversion of management's attention and resources, which would hurt our business. Any adverse determination in litigation could also subject us to significant liabilities.

If all or a substantial portion of the Shares and Warrant Stock to be issued in the private placement contemplated by this Agreement are sold in a short period of time, our stock price may be adversely affected. Our stock price may also be adversely affected by the perception that such sales could occur.

                  The Shares and Warrant Stock to be issued in the private placement contemplated by this Agreement represents a significant portion of our outstanding common stock. Once we have satisfied our registration obligations with respect to the Shares and the Warrant Stock, the Investors will be able to sell their Shares and the Warrant Stock at such time as they deem appropriate. If all or a substantial portion of the Shares and/or Warrant Stock is sold in a short period of time, the common stock available for sale may exceed the demand and the stock price may be adversely affected. In addition, the mere perception that such sales could occur may depress the price of our common stock.

If our officers, directors and largest stockholder elect to act together, they may be able to control our management and operations, acting in their best interests and not necessarily those of other stockholders.

                  Prior to giving effect to the private placement contemplated by the Agreement, our directors and officers control approximately 48.4% of the outstanding shares of our common stock. Glyko Biomedical Ltd. owns 30.6% of the outstanding shares of our capital stock. The president and chief executive officer of Glyko Biomedical and a significant shareholder of Glyko Biomedical serve as two of our directors. As a result, due to their concentration of stock ownership, directors and officers, if they act together, may be able to control our management and operations, and may be able to prevail on all matters requiring a stockholder vote including:

o        The election of all directors;

o The amendment of charter documents or the approval of a merger, sale of assets or other major corporate transactions; and

o The defeat of any non-negotiated takeover attempt that might otherwise benefit the public stockholders.

Anti-takeover provisions in our charter documents and under Delaware law may make an acquisition of us, which may be beneficial to our stockholders, more difficult.

                  We are incorporated in Delaware. Certain anti-takeover provisions of Delaware law and our charter documents as currently in effect may make a change in control of our company more difficult, even if a change in control would be beneficial to the stockholders. Our anti-takeover provisions include provisions in the certificate of incorporation providing that stockholders' meetings may only be called by the board of directors and a provision in the bylaws providing that the stockholders may not take action by written consent. Additionally, our board of directors has the authority to issue 1,000,000 shares of preferred stock and to determine the terms of those shares of stock without any further action by the stockholders. The rights of holders of our common stock are subject to the rights of the holders of any preferred stock that may be issued. The issuance of preferred stock could make it more difficult for a third party to acquire a majority of our outstanding voting stock. Delaware law also prohibits corporations from engaging in a business combination with any holders of 15% or more of their capital stock until the holder has held the stock for three years unless, among other possibilities, the board of directors approves the transaction. Our board of directors may use these provisions to prevent changes in the management and control of our company. Also, under applicable Delaware law, our board of directors may adopt additional anti-takeover measures in the future.

                                     ANNEX D

                             SCHEDULE OF EXCEPTIONS

                                       AND

                               DISCLOSURE SCHEDULE

                             Schedule of Exceptions


         ALL SECTION AND SUBSECTION NUMBERS AND LETTERS RELATE AND COINCIDE TO SUCH NUMBERS AND LETTERS AS SET FORTH IN THE SECURITIES PURCHASE AGREEMENT (THE "AGREEMENT"). ANY TERMS REQUIRING DEFINITION HEREIN ARE DEFINED IN THE AGREEMENT.

         ALL REPRESENTATIONS AND WARRANTIES MADE BY THE COMPANY AND SET FORTH IN THE AGREEMENT ARE MODIFIED IN THEIR ENTIRETY BY THESE DISCLOSURE SCHEDULES. THE DISCLOSURES CONTAINED IN THESE DISCLOSURE SCHEDULES SHALL BE READ IN THEIR ENTIRETY, AND ALL THE DISCLOSURES SHALL BE READ TOGETHER. ANY DISCLOSURE MADE IN ANY SCHEDULE SHALL APPLY TO ALL REPRESENTATIONS AND WARRANTIES MADE BY THE COMPANY IN THE AGREEMENT.


                                  Schedule 5.3

                                  Subsidiaries

The Company has the following Subsidiaries and directly or indirectly owns the following respective equity interests:

   -------------------------------------------- ------------------------------------ ---------------------------
                 Name Of Entity                  Jurisdiction of Incorporation or     Percent Owned by Company
                 --------------                  ---------------------------------    --------------------------
   Organization
   -------------------------------------------- ------------------------------------ ---------------------------
   Glyko, Inc.                                               Delaware                           100%
   -------------------------------------------- ------------------------------------ ---------------------------
   BioMarin Genetics Inc.                                    Delaware                           100%
   -------------------------------------------- ------------------------------------ ---------------------------
   BioMarin/Genzyme LLC                                      Delaware                           50% (1)
   -------------------------------------------- ------------------------------------ ---------------------------

(1) Includes indirect ownership of 1% interest held by BioMarin Genetics.

                                 Schedule 5.5(c)

                                 Capitalization

As of the date hereof:

- The Company has granted options to purchase 6,454,048 shares of Common Stock to various employees, directors and consultants of the Company.

- The Company may be obligated to issue 404,496 shares of Common Stock pursuant to the Company's Employee Stock Purchase Plan.

-    The Company is a party to that certain Common Stock Purchase
     Agreement with Acqua Wellington North American Equities Fund, Ltd. ("Acqua Wellington"), dated as of January 26, 2001 (the "Acqua Wellington Agreement") and, pursuant to the terms of the Acqua Wellington Agreement, the Company is obligated to offer Acqua Wellington the right to participate, to a limited extent, in certain financings by the Company. Based upon these rights, due to the consummation of the transactions contemplated by this Agreement, the Company may, at Acqua Wellington's option, be obligated to issue Acqua Wellington Shares and Warrants on the same terms and conditions as applicable to the Investors under the Agreement for a Required Payment of up to $500,000. Additionally, and the Company may elect, with the consent of Acqua Wellington, to increase the Required Payment by Acqua Wellington to up to $2,000,000. The Company will not issue a draw down or grant a call option under the Acqua Wellington Agreement during the period covered by Section 4.3 of the Agreement. Additionally, to the extent the Company does not issue and sell (or in certain circumstances offer to sell), Acqua Wellington a total of $4,500,000 of securities prior to November 26, 2001, the Company may be obligated to issue Acqua Wellington warrants for the purchase of Common Stock, pursuant to the terms of Section 9.1 of the Acqua Wellington Agreement. The shares subject to such warrants, if any, can not be determined until November 26, 2001.

                                  Schedule 5.7

                        Compliance with Other Agreements

1. _______ Pursuant to the Rules of the Nasdaq National Market, an issuer is required to file a "Notification Form: Listing of Additional Shares" with the Nasdaq Listing Qualifications office at least fifteen (15) days prior to issuance of Common Stock or securities convertible into Common Stock which, in the aggregate exceed 10% of the Company's issued and outstanding Common Stock prior to the transaction. This form requires disclosure of, among other things, the pricing of the securities sold. As this information is not available as to the Shares and the Warrants until the Closing Date, the form will not be filed until promptly after Closing.

2. _______ Certain of our material agreements, including the Grant Terms and Conditions Agreement dated April 1, 1997, as amended June 7, 1999, April 10, 2000 and January 5, 2001 and the Research Agreement dated February 16, 2000, each between the Company and Harbor-UCLA Research and Education Institute and the Standard NNN Lease dated June 25, 1998, as amended April 14, 2000 relating to the Company's lease of real estate at 46 Galli Drive, Novato, California, contain provisions which prohibit a change in control or transfer of a controlling percentage of the capital stock of the tenant. Neither Agreement defines the threshold for a change of control or a controlling percentage.

                                Schedule 5.16(a)

                              Intellectual Property

As more fully disclosed in the 2000 Annual Report, the United States Patent and Trademark Office recently issued a patent which includes claims related to alpha-L-iduronidase. The Company's lead product, AldurazymeTm, may infringe on this patent.

                                  Schedule 5.14

                               Brokers or Finders

In connection with the transaction contemplated by the Agreement, the Company will be obligated to pay the following amounts related to brokerage, finder, agent, or similar services provided to the Company and related to the issuance of the Securities:

1. _______ Subject to the Company's agreement with UBS Warburg LLC, UBS Warburg LLC will be entitled to receive a fee of six percent (6%) of the gross proceeds received by the Company, and reimbursement of all expenses incurred by UBS Warburg LLC in connection with the transactions contemplated by the Agreement.

2. _______ Subject to the Company's agreement with SCO Securities LLC, SCO Securities LLC will be entitled to receive a fee of one and one-half percent (1.5%) of the gross proceeds received by the Company from any fund affiliated with OrbiMed Advisors LLC, and one percent (1%) of the gross proceeds received by the Company from any other Investor. In addition, the Company will issue SCO Securities LLC warrants to purchase 22,000 shares of Common Stock with an exercise price of $9.45 per share, but otherwise on the same terms and conditions as the Warrants.

                                  Schedule 5.19

                            Nasdaq Listing Compliance

Please see disclosure regarding filing of "Notification Form: Listing of Additional Shares" in Schedule 5.7 to this Annex D.

                                  Schedule 5.21

                       Compliance with Nasdaq Requirements

Please see disclosure regarding filing of "Notification Form: Listing of Additional Shares" in Schedule 5.7 to this Annex D.

                                     ANNEX E

                              FORM OF LEGAL OPINION



May 16, 2001


THE INVESTORS NAMED IN THE SECURITIES
PURCHASE AGREEMENT DESCRIBED BELOW


Re:      BioMarin Pharmaceutical Inc.

Ladies and Gentlemen:

We have acted as counsel for BioMarin Pharmaceutical Inc., a Delaware corporation (the "Company"), in connection with that certain Securities Purchase Agreement (the "Purchase Agreement") dated May 16, 2001 by and among the Company and those Investors listed on Annex A to the Purchase Agreement (the "Investors"). This opinion is being furnished to you pursuant to Section 6.1(d) of the Purchase Agreement. The Purchase Agreement provides for the sale and issuance by the Company to the Investors of 4,763,712 shares (the "Shares") of the Company's common stock, par value $0.001 per share (the "Common Stock"), and warrants (the "Warrants") for the purchase of 714,554 shares of Common Stock (the "Warrant Stock"). All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Purchase Agreement.

For purposes of our opinions set forth below, we have made such legal and factual examinations and inquiries as we have deemed advisable or necessary. As to matters of fact relevant to this opinion, we have relied upon (i) certificates of officers of the Company delivered on the Closing Date, (ii) the representations and warranties of the Company set forth in the Purchase Agreement, and (iii) statements made by public officials in certificates delivered to us on or before the Closing Date.

In addition, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such records of the Company and such agreements, instruments and certificates of public officials, certificates of officers or other representatives of the Company and others, and such other documents, certificates and records as we deemed necessary or appropriate for the purpose of rendering this opinion. In such examination, we have assumed the genuineness of all signatures on original documents, the authenticity of all documents submitted to us as originals, and the conformity to original documents of all copies submitted to us as copies thereof. For purposes of this opinion, we have assumed: (i) the legal capacity of natural persons, and (ii) the due execution and delivery of all documents by all parties thereto.



For purposes of this opinion, we have assumed the following: (i) the valid existence of all parties to the Purchase Agreement other than the Company; (ii) the corporate or other entity power and authority of each non-natural party to the Purchase Agreement (other than the Company) to execute, deliver and perform the Purchase Agreement and to do each other act done or to be done by such person under the Purchase Agreement; (iii) that the Purchase Agreement has been duly authorized by, and is legal, valid and binding upon, and enforceable in accordance with its terms against, each party thereto (other than the Company);
(iv) the payment of all required taxes and fees imposed in connection with the execution, filing or recording of documents; (v) that routine procedural matters such as service of process or qualification to do business in the relevant jurisdictions will be satisfied by the parties seeking to enforce the Purchase Agreement; (vi) that there has been no undisclosed modification of any provision of any document reviewed by us; (vii) that there is no other document, agreement or understanding between or among any of the parties to the Purchase Agreement which would expand, waive or otherwise modify the respective rights and obligations of such parties as set forth in the Purchase Agreement and the documents required or contemplated thereby; (viii) that the certificates of public officials dated earlier than the date of this opinion remain accurate from such earlier date through and including the date of this opinion; and (ix) that the offer, issuance or sale of securities under the Purchase Agreement will not be integrated for purposes of applicable securities laws and Rule 4350 of the Nasdaq listing requirements with the offer, issuance or sale of any securities to Acqua Wellington North American Equities Fund, Ltd. under that certain Common Stock Purchase Agreement between the Company and Acqua Wellington North American Equities Fund, Ltd., dated as of January 26, 2001.

With respect to our opinions in paragraph 1 below as to the due incorporation, valid existence, good standing and qualification to do business of the Company, we have relied exclusively on written certificates of the Secretary of State of the State of California and the Secretary of State of the State of Delaware.

On the basis of the foregoing examinations and assumptions herein contained and in reliance thereon and on all matters of fact that we deem relevant under the circumstances, and upon consideration of the applicable law, subject to the qualifications and limitations herein stated, we are of the opinion that:

1. _______ The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Company has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in the State of California.

2. _______ The Company has the requisite corporate power and authority to enter into and perform its obligations under the Purchase Agreement and the transactions contemplated thereby. The execution, delivery and performance of the Purchase Agreement by the Company and the consummation by it of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate action on the part of the Company and no further consent or authorization of the Company or its Board of Directors or stockholders is required therefor.

3. _______ The Purchase Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

4. _______ The Shares have been duly authorized and, when delivered against payment in full as provided in the Purchase Agreement, will be validly issued, fully paid and nonassessable and free and clear of all liens and restrictions, other than liens that might have been created or suffered by the Investors and restrictions imposed by the Securities Act, applicable state securities laws or the Purchase Agreement.

5. _______ The Warrants have been duly authorized by the Company and, when executed, delivered and paid for in accordance with the terms of the Agreement, will be free and clear of all liens and restrictions, other than liens that may have been created or suffered by the Investors and restrictions imposed by the Securities Act, applicable state securities laws, the Warrants or the Purchase Agreement.

6. _______ The Warrant Stock relating to the Warrants to be issued upon exercise of the Warrants are duly authorized and, when delivered against payment in full of the applicable exercise price and in accordance with the terms of the Warrants, will be validly issued, fully paid and nonassessable and free and clear of all liens and restrictions, other than liens that might have been created or suffered by the Investors and restrictions imposed by the Securities Act, applicable state securities laws, the Warrants or the Purchase Agreement.

7. _______ Subject to the accuracy of the representations and warranties contained in Section 4.1 of the Purchase Agreement, the offer, issue and sale of the Shares and the Warrants are exempt from the registration and prospectus delivery requirements of the Securities Act, and are exempt from qualification under the California Securities Law, and the offer, issue and sale of the Warrant Stock to the Investors, upon exercise of the Warrants, would be exempt from the registration and prospectus delivery requirements of the Securities Act and from qualification under the California Securities Law were the Warrant Stock to be issued as of the date hereof.

The foregoing opinions are subject to the following qualifications, assumptions and limitations:

(i) _____ We express no opinion on the following: (i) except as specifically provided in paragraph 7 above with respect to federal and California State securities laws, federal and state securities laws, rules and regulations, including, without limitation, the "blue sky" laws of any state; (ii) federal and state pension and employee benefit laws and regulations; (iii) federal and state antitrust and unfair competition laws and regulations; (iv) federal and state laws and regulations concerning filing requirements; (v) compliance with fiduciary duty requirements; (vi) fraudulent transfer laws;
         (vii) federal and state banking or environmental laws and regulations;
         (vii) the effectiveness or enforceability of waivers; and (ix) the effect of non-compliance by any Investor with any state or federal laws or regulations that are applicable to the transactions contemplated by the Purchase Agreement because of the nature of its businesses or the manner in which they are conducted;

(ii) _____ We have assumed there is no misrepresentation, omission or deceit by any person in connection with the execution, delivery or performance of the Purchase Agreement or any of the transactions contemplated thereby;

(iii) ____ We express no opinion as to the effect of applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer, reorganization, arrangement, moratorium or other similar federal or state laws relating to or affecting the rights of creditors;

(iv) _____ We express no opinion as to the effect of general equitable principles (regardless of whether any such remedy is considered in a proceeding at law or in equity), including the availability of specific performance, injunctive relief or other equitable remedies and principles of materiality, good faith and reasonableness;

(v) ______ We express no opinion as to the effect of state or federal securities laws, or policies underlying such laws, on the indemnification and contribution portions of the Purchase Agreement;

(vi) _____ We express no opinion as to the effect of any provision of the Purchase Agreement which relates to waiving defenses or releasing or indemnifying a party against liability for its own wrongful or negligent acts, or where waivers or indemnifications are limited by applicable law or public policy;

(vii) ____ We express no opinion on the enforceability of any provision contained in the Purchase Agreement that (a) purports to excuse a party for liability for its own acts, (b) purports to make void any act done in contravention thereof, or (c) purports to authorize a party to act in its sole discretion;

(viii) ___ We express no opinion as to the effect of any provision of the Purchase Agreement purporting to require a party thereto to pay or reimburse attorneys' fees incurred by another party, or to indemnify another party therefor, which provisions may be limited by applicable statutes and decisions relating to the collection and award of attorneys' fees;

(ix) _____ We express no opinion with respect to any provision of the Purchase Agreement which could be construed as a penalty or forfeiture or which imposes a payment obligation in connection with a failure to consummate the transactions contemplated by the Purchase Agreement;

(x) ______ We express no opinion with respect to the enforceability of any provision in the Purchase Agreement to the effect that terms may not be waived or modified except in writing and advise you that such provisions may be limited under certain circumstances;

(xi) _____ We express no opinion as to the validity, effect or enforceability of any provision of the Purchase Agreement concerning choice of law, choice of forum or consent to the jurisdiction of courts, venue of actions or means of service of process;

(xii) _____ We express no opinion as to compliance with applicable anti-fraud provisions of any federal or state securities laws;

(xiii) ___ We are members of the State Bar of California and the opinions set forth above are limited in all respects to the laws of the State of California, the General Corporation Law of the State of Delaware and the federal laws of the United States of America, and we express no opinion as to the applicability or effect of the laws of any other jurisdiction or any other laws of the State of Delaware. Our opinion on California statutes, rules or regulations does not extend to municipal ordinances or laws of counties or other political subdivisions of such state; and

(xiv) ____ This opinion letter deals only with the specified legal issues it explicitly addresses, and no opinion that is not explicitly addressed should be inferred from any matter stated in this letter.

This opinion is furnished to the above named Investors by us as counsel for the Company in connection with the matters described in the first paragraph of this letter, and is solely for your benefit. This opinion may not be delivered to or relied upon by any other person or for any other purpose, and may not be referred to or quoted from, without our express prior written consent. This opinion is rendered to you as of the date hereof, and we assume no obligation to advise you hereafter with regard to any change in the circumstances or the law that may bear on the matters set forth herein even though the change may affect the legal analysis or a legal conclusion or other matters in this opinion letter.

Very truly yours,




PAUL, HASTINGS, JANOFSKY & WALKER LLP

                          BIOMARIN PHARMACEUTICAL INC.





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                          SECURITIES PURCHASE AGREEMENT

                   -------------------------------------------









                            Dated as of May 17, 2001

                                Table of Contents

                                                                            Page
1.       Definitions...........................................................1
2.       Authorization of Securities...........................................3
3.       Sale and Purchase of Shares and Warrants..............................3
4.       Register of Securities; Restrictions on
         Transfer of Securities; Removal of Restrictions
         on Transfer of Securities.............................................4
4.1      Restrictions on Transfer..............................................4
4.2      Removal of Transfer Restrictions......................................6
4.3      Activities............................................................7
5.       Representations and Warranties by and Covenants of the Company........7
5.1      Organization, Standing, etc...........................................7
5.2      Certificate and Bylaws................................................7
5.3      Subsidiaries..........................................................7
5.4      Qualification.........................................................8
5.5      Capital Stock.........................................................8
5.6      Corporate Acts and Proceedings........................................8
5.7      Compliance with Other Instruments.....................................8
5.8      Binding Obligations...................................................9
5.9      Securities Laws......................................................10
5.10     Financial Statements.................................................10
5.11      Changes.............................................................10
5.12     Material Agreements of the Company...................................10
5.13     Litigation...........................................................11
5.14     Brokers or Finders...................................................11
5.15     Disclosure...........................................................11
5.16     Intellectual Property................................................11
5.17     Retirement Obligations...............................................12
5.18     No Governmental Consent or Approval Required.........................12
5.19     Nasdaq Listing Compliance............................................12
5.20     Reporting Status.....................................................12
5.21     Compliance with Nasdaq Requirements..................................12
6.       Conditions of Parties' Obligations...................................13
6.1      Conditions of Investor's Obligations at the Closing..................13
6.2      Conditions of Company's Obligations..................................13
7.       Registration of Restricted Stock.....................................14
7.1      Required Registration................................................14
7.2      Registration Procedures..............................................15
7.3      Expenses.............................................................16
7.4      Indemnification......................................................16
7.5      Reporting Requirements Under the Exchange Act........................18
7.6      Stockholder Information..............................................19
8.       Miscellaneous........................................................19
8.1      Waivers and Amendments...............................................19
8.2      Effect of Waiver or Amendment........................................19
8.3      Rights of Holders Inter Se...........................................19
8.4      Brokers or Finders...................................................20
8.5      Notices..............................................................20
8.6      Severability.........................................................20
8.7      Parties in Interest..................................................20
8.8      Headings.............................................................20
8.9      Choice of Law........................................................20
8.10     Expenses.............................................................21
8.11     Counterparts.........................................................21
8.12     Publicity............................................................21



                                     ANNEXES

         A........-        Schedule of Securities and Required Payment
         B........-        Form of Warrant
         C........-        Risk Factors
         D........-        Schedule of Exceptions and Disclosure Schedule
         E........-        Form of Legal Opinion